                                                                     EXHIBIT 4.3
-------------------------------------------------------------------------------


                           FOX/LIBERTY NETWORKS, LLC,

                                       and

                                FLN FINANCE, INC.

                                       to

                              THE BANK OF NEW YORK

                                   as Trustee

                              ----------------------


                                    Indenture

                           Dated as of August 25, 1997

                              ----------------------



             $405,000,000 9 3/4 Senior Discount Notes due 2007, Series A $405,000,000 9 3/4 Senior Discount Notes due 2007, Series B

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

                                TABLE OF CONTENTS

                                                                                Page
                                                                                ----
                                    ARTICLE I

                        Definitions and Other Provisions
                              of General Application............................  2

        SECTION 1.1   Definitions...............................................  2
               Accreted Value...................................................  3
               Acquired Indebtedness............................................  4
               Act    ..........................................................  4
               Affiliate........................................................  4
               Asset Acquisition................................................  4
               Asset Sale.......................................................  4
               Asset Sale Offer.................................................  5
               Asset Sale Offer Price...........................................  5
               Asset Sale Purchase Date.........................................  5
               Attributable Value...............................................  5
               Authenticating Agent.............................................  6
               Average Life to Stated Maturity..................................  6
               Bank Credit Agreement............................................  6
               Board of Directors...............................................  6
               Board Resolution.................................................  6
               Business Day.....................................................  6
               Capital Stock....................................................  7
               Capitalized Lease Obligation.....................................  7
               Cash Equivalents.................................................  7
               Cash Interest Election...........................................  8
               Cash Interest Election Date......................................  8
               Cedel  ..........................................................  8
               Change of Control................................................  8
               Change of Control Offer..........................................  9
               Change of Control Purchase Date..................................  9
               Change of Control Purchase Price.................................  9
               Code   ..........................................................  9
               Collateral.......................................................  9
               Commission.......................................................  9
               Common Stock.....................................................  9
               Company.......................................................... 10
               Company Request.................................................. 10
               Company Order.................................................... 10

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        Note:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

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
               Consolidated Cash Flow........................................... 10
               Consolidated Income Tax Expense.................................. 10
               Consolidated Interest Expense.................................... 11
               Consolidated Net Income.......................................... 11
               Consolidated Net Tangible Assets................................. 12
               Consolidated Non-cash Charges.................................... 12 control.......................................................... 12
               Corporate Trust Office........................................... 12
               corporation...................................................... 12
               Covenant Defeasance.............................................. 13
               Default.......................................................... 13
               Default Amount................................................... 13
               Defeasance....................................................... 13
               Deposit Account.................................................. 13
               Deposit Agent.................................................... 13
               Deposit Agreement................................................ 13
               Deposit Event.................................................... 13
               Deposit Funds.................................................... 13
               Deposit Offer.................................................... 13
               Depository....................................................... 13
               Disinterested Member of the Board of Directors of the Company.... 13
               Entertainment/Programming Business............................... 14
               Euroclear........................................................ 14
               Event of Default................................................. 14
               Excess Proceeds.................................................. 14
               Exchange Act..................................................... 14
               Fair Market Value................................................ 14
               GAAP   .......................................................... 14
               Global Securities................................................ 15
               Government Securities............................................ 15
               guarantee........................................................ 15
               Holder .......................................................... 15
               Indebtedness..................................................... 15
               Indenture........................................................ 16
               Independent Financial Advisor.................................... 17
               Initial Purchasers............................................... 17
               Initial Securities............................................... 17
               Interest Payment Date............................................ 17
               Interest Rate Protection Agreement............................... 17
               Interest Rate Protection Obligations............................. 17
               Investment....................................................... 17

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        Note:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                               Page
               Issue Date....................................................... 18
               Lien   .......................................................... 18
               Marketable Securities............................................ 18
               Merrill Lynch.................................................... 18
               Moody's.......................................................... 18
               Net Cash Proceeds................................................ 18
               Non-U.S. Person.................................................. 19
               Notice of Default................................................ 19
               Offer  .......................................................... 19
               Offer to Purchase................................................ 19
               Offering Memorandum.............................................. 22
               Officers' Certificate............................................ 22
               144A Global Security............................................. 22
               Opinion of Counsel............................................... 23
               Outstanding...................................................... 23
               Paying Agent..................................................... 24
               Permitted Holder................................................. 24
               Permitted Indebtedness........................................... 24
               Permitted Investments............................................ 27
               Permitted Liens.................................................. 28
               Person .......................................................... 30
               Preferred Stock.................................................. 31
               principal amount at maturity..................................... 31
               Private Exchange Securities...................................... 31
               Private Placement Legend......................................... 31
               Public Equity Offering........................................... 31
               Purchase Date.................................................... 31
               Qualified Equity Interest........................................ 31
               Qualified Institutional Buyer.................................... 31
               QIB    .......................................................... 31
               Rainbow Consummation............................................. 31
               Record Expiration Date........................................... 32
               Redeemable Capital Stock......................................... 32
               Redemption Date.................................................. 32
               Redemption Price................................................. 32
               Registrable Securities........................................... 32
               Registration Rights Agreement.................................... 32
               Regular Record Date.............................................. 32
               Regulation S..................................................... 32
               Regulation S Global Security..................................... 32
               Replacement Assets............................................... 32
               Required Filing Dates............................................ 33

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        Note:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                               Page
               Responsible Officer.............................................. 33
               Restricted Payments.............................................. 33
               Restricted Period................................................ 33
               Restricted Security.............................................. 33
               Restricted Subsidiary............................................ 33
               Revocation....................................................... 33
               Rule 144A........................................................ 33
               Sale-Leaseback Transaction....................................... 33
               S&P    .......................................................... 34
               Securities....................................................... 34
               Securities Act................................................... 34
               Security Register................................................ 34
               Security Registrar............................................... 34
               Senior Notes..................................................... 34
               Significant Subsidiary........................................... 34
               Special Purpose Vehicle.......................................... 34
               Special Record Date.............................................. 34
               Stated Maturity.................................................. 34
               Strategic Equity Investor........................................ 35
               Subordinated Indebtedness........................................ 35
               Subsidiary....................................................... 35
               Trustee.......................................................... 35
               Trust Indenture Act.............................................. 36
               Unrestricted Securities.......................................... 36
               Unrestricted Subsidiary.......................................... 36
               U.S. Government Obligation....................................... 36
               Vice President................................................... 36
               Voting Stock..................................................... 36

        SECTION 1.2   Compliance Certificates and Opinions...................... 37
        SECTION 1.3   Form of Documents Delivered to Trustee.................... 38
        SECTION 1.4   Acts of Holders; Record Dates............................. 38
        SECTION 1.5   Notices to Trustee and Company and Finco.................. 42
        SECTION 1.6   Notice to Holders; Waiver................................. 42
        SECTION 1.7   Conflict with Trust Indenture Act......................... 43
        SECTION 1.8   Effect of Headings and Table of Contents.................. 43
        SECTION 1.9   Successors and Assigns.................................... 43
        SECTION 1.10  Separability Clause....................................... 44

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        Note:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                               Page
        SECTION 1.11  Benefits of Indenture..................................... 44
        SECTION 1.12  Governing Law............................................. 44
        SECTION 1.13  Legal Holidays............................................ 44


                                   ARTICLE II

                                  Security Forms................................ 44

        SECTION 2.1   Forms Generally........................................... 44


                                   ARTICLE III

                                  The Securities................................ 45

        SECTION 3.1   Title and Terms........................................... 45
        SECTION 3.2   Denominations............................................. 46
        SECTION 3.3   Execution, Authentication, Delivery and Dating............ 47
        SECTION 3.4   Temporary Securities...................................... 48
        SECTION 3.5   Registration, Registration of Transfer and Exchange....... 49
        SECTION 3.6   Mutilated, Destroyed, Lost and Stolen Securities.......... 51
        SECTION 3.7   Payment of Interest; Rights Preserved..................... 52
        SECTION 3.8   Persons Deemed Owners..................................... 53
        SECTION 3.9   Cancellation.............................................. 54
        SECTION 3.10  Computation of Interest................................... 54
        SECTION 3.11  CUSIP and CINS Numbers.................................... 54
        SECTION 3.12  Deposits of Monies........................................ 55
        SECTION 3.13  Book-Entry Provisions for Global Securities............... 55
        SECTION 3.14  Special Transfer Provisions............................... 56

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Note:  This table of contents shall not, for any purposes, be deemed to be a part of the Indenture.

                                                                               Page
                                   ARTICLE IV

                      Satisfaction and Discharge................................ 60

        SECTION 4.1   Satisfaction and Discharge of Indenture................... 60
        SECTION 4.2   Application of Trust Money................................ 62

                                    ARTICLE V

                      Remedies.................................................. 62

        SECTION 5.1   Events of Default......................................... 62
        SECTION 5.2   Acceleration of Maturity; Rescission and Annulment........ 65
        SECTION 5.3   Collection of Indebtedness and Suits for Enforcement
                      by Trustee................................................ 67
        SECTION 5.4   Trustee May File Proofs of Claim.......................... 68
        SECTION 5.5   Trustee May Enforce Claims Without Possession of
                      Securities................................................ 69
        SECTION 5.6   Application of Money Collected............................ 69
        SECTION 5.7   Limitation on Suits....................................... 69
        SECTION 5.8   Unconditional Right of Holders to Receive Principal,
                      Premium and Interest...................................... 70
        SECTION 5.9   Restoration of Rights and Remedies........................ 71
        SECTION 5.10  Rights and Remedies Cumulative............................ 71
        SECTION 5.11  Delay or Omission Not Waiver.............................. 71
        SECTION 5.12  Control by Holders........................................ 72
        SECTION 5.13  Waiver of Past Defaults................................... 72
        SECTION 5.14  Undertaking for Costs..................................... 72
        SECTION 5.15  Waiver of Stay or Extension Laws.......................... 73

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        Note:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

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
                                   ARTICLE VI

                      The Trustee............................................... 74

        SECTION 6.1   Certain Duties and Responsibilities....................... 74
        SECTION 6.2   Notice of Defaults........................................ 75
        SECTION 6.3   Certain Rights of Trustee................................. 76
        SECTION 6.4   Not Responsible for Recitals or Issuance of Securities.... 78
        SECTION 6.5   May Hold Securities....................................... 78
        SECTION 6.6   Money Held in Trust....................................... 78
        SECTION 6.7   Compensation and Reimbursement............................ 78
        SECTION 6.8   Conflicting Interests..................................... 80
        SECTION 6.9   Corporate Trustee Required; Eligibility................... 80
        SECTION 6.10  Resignation and Removal; Appointment of Successor......... 80
        SECTION 6.11  Acceptance of Appointment by Successor.................... 82
        SECTION 6.12  Merger, Conversion, Consolidation or Succession to
                      Business.................................................. 83
        SECTION 6.13  Preferential Collection of Claims Against Company or
                      Finco..................................................... 84
        SECTION 6.14  Appointment of Authenticating Agent....................... 84

                                   ARTICLE VII

                 Holders' Lists and Reports by Trustee and Company.............. 86

        SECTION 7.1   Company to Furnish Trustee Names and Addresses of Holders. 86
        SECTION 7.2   Preservation of Information; Communications to Holders.... 86
        SECTION 7.3   Reports by Trustee........................................ 87
        SECTION 7.4   Reports by Company........................................ 87

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        Note:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                               Page
                                  ARTICLE VIII

                      Consolidation, Merger, Conveyance, Transfer or Lease...... 88

        SECTION 8.1   Company May Consolidate, Etc. Only on Certain Terms....... 88
        SECTION 8.2   Successor Substituted..................................... 90


                                   ARTICLE IX

                      Amendments; Waivers; Supplemental Indentures.............. 90

        SECTION 9.1   Amendments, Waivers and Supplemental Indentures Without
                      Consent of Holders........................................ 90
        SECTION 9.2   Modifications, Amendments and Supplemental Indentures with
                      Consent of Holders........................................ 91
        SECTION 9.3   Execution of Supplemental Indentures...................... 93
        SECTION 9.4   Effect of Supplemental Indentures......................... 93
        SECTION 9.5   Conformity with Trust Indenture Act....................... 93
        SECTION 9.6   Reference in Securities to Supplemental Indentures........ 93

                                    ARTICLE X

                      Covenants................................................. 94

        SECTION 10.1  Payment of Principal, Premium and Interest................ 94
        SECTION 10.2  Maintenance of Office or Agency........................... 94
        SECTION 10.3  Money for Security Payment to be Held in Trust............ 95
        SECTION 10.4  Existence; Activities of Finco............................ 96
        SECTION 10.5  Maintenance of Properties................................. 97
        SECTION 10.6  Payment of Taxes and Other Claims......................... 97

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        Note:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

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
        SECTION 10.7         Maintenance of Insurance................................................................... 97
        SECTION 10.8         Limitation on Indebtedness................................................................. 98
        SECTION 10.9         Limitation on Restricted Payments.......................................................... 98
        SECTION 10.10        Limitation on Preferred Stock of Restricted Subsidiaries...................................103
        SECTION 10.11        Limitation on Transactions with Affiliates.................................................103
        SECTION 10.12        Limitations on Liens.......................................................................104
        SECTION 10.13        Change of Control..........................................................................105
        SECTION 10.14        Disposition of Proceeds of Asset Sales.....................................................106
        SECTION 10.15        Limitation on Dividends and Other Payment Restrictions Affecting Restricted Subsidiaries...109
        SECTION 10.16        Limitation on Guarantees by Restricted Subsidiaries........................................110
        SECTION 10.17        Limitations on Sale-Leaseback Transactions.................................................111
        SECTION 10.18        Limitations on Designation of Unrestricted Subsidiaries....................................111
        SECTION 10.19        Provision of Financial Information.........................................................113
        SECTION 10.20        Statement by Officers as to Default; Compliance Certificates...............................114
        SECTION 10.21        Deposit of Funds with Deposit Agent: Offer to Purchase upon a Deposit Event................115
        SECTION 10.22        Waiver of Certain Covenants................................................................117

                                   ARTICLE XI

                             Redemption of Securities...................................................................118

        SECTION 11.1         Right of Redemption........................................................................118
        SECTION 11.2         Applicability of Article...................................................................118
        SECTION 11.3         Election to Redeem; Notice to Trustee......................................................118
        SECTION 11.4         Selection by Trustee of Securities to Be Redeemed..........................................119
        SECTION 11.5         Notice of Redemption.......................................................................119

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        Note:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                               Page
        SECTION 11.6         Deposit of Redemption Price........................120
        SECTION 11.7         Securities Payable on Redemption Date..............121
        SECTION 11.8         Securities Redeemed in Part........................121

                                   ARTICLE XII

                             Defeasance and Covenant Defeasance.................122

        SECTION 12.1         Company's Option to Effect Defeasance or Covenant
                             Defeasance.........................................122
        SECTION 12.2         Defeasance and Discharge...........................122
        SECTION 12.3         Covenant Defeasance................................123
        SECTION 12.4         Conditions to Defeasance or Covenant Defeasance....123
        SECTION 12.5         Deposited Money and U.S. Government Obligations to
                             Be Held in Trust; Miscellaneous Provisions.........126
        SECTION 12.6         Reinstatement......................................127

                                  ARTICLE XIII

                             COLLATERAL AND SECURITY............................128

        SECTION 13.1         Deposit Agreement..................................128
        SECTION 13.2         Recording and Opinions.............................129
        SECTION 13.3         Release of Collateral..............................129
        SECTION 13.4         Certificates of the Company........................130
        SECTION 13.5         Authorization of Actions to be Taken by the Trustee
                             Under the Deposit Agreement........................130
        SECTION 13.6         Authorization of Receipt of Funds by the Trustee
                             Under the Deposit Agreement........................131
        SECTION 13.7         Termination of Security Interest...................131

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        Note:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

Exhibit B-1           Form of Security

Exhibit C             Form of Legend for Book-entry Securities
Exhibit D             Form of Certificate

----------------------


        Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

          INDENTURE, dated as of August 25, 1997, between Fox/Liberty Networks, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (herein called the "Company"), and FLN Finance, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called "Finco"), as co-obligors, each having its principal office at 1440 South Sepulveda Boulevard, Los Angeles, California 90025, and The Bank of New York, a New York banking corporation, having its principal corporate trust office located at 101 Barclay Street, 21 West, New York, New York, 10286, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

               The Company and Finco have duly authorized the creation of an issue of 9-3/4% Senior Discount Notes due 2007 (the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company and Finco have duly authorized the execution and delivery of this Indenture.

               All things necessary to make the Securities, when executed by the Company and Finco and authenticated and delivered hereunder and duly issued by the Company and Finco the valid obligations of the Company and Finco, and to make this Indenture a valid agreement of the Company and Finco, in accordance with their and its terms, have been done.

               NOW, THEREFORE, THIS INDENTURE WITNESSETH:

               For and in consideration of the premises and the purchase of the Securities by the Holders (as defined herein) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                    ARTICLE I

                        Definitions and Other Provisions

                             of General Application

SECTION 1      Definitions.
               -----------

               For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

               (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

               (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

               (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP (whether or not such is indicated herein);

               (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or Section, as the case may be, of this Indenture;

               (5) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

               (6) each reference herein to a rule or form of the Commission shall mean such rule or form and any rule or form successor thereto, in each case as amended from time to time.

               Certain terms, used principally in Article VI, are defined in that Article.

               Whenever this Indenture requires that a particular ratio or amount be calculated with respect to a specified period after giving effect to certain transactions or events on a pro forma basis, such calculation shall be made as if the transactions or events occurred on the first day of such period, unless otherwise specified.

               "Accreted Value" means (a) as of any date prior to the Cash Interest Election Date, if any (the "Specified Date"), with respect to each $1,000 principal face amount at maturity of Securities

               (i) if the Specified Date is one of the following dates (each a "Semi-Annual Accrual Date"), the amount set forth opposite such date below:

      Semi-Annual                                          Accreted
      Accrual Date                                           Value
      ------------                                         --------

Issued Date .......................................       $  622.91
February 15, 1998..................................          651.56
  August 15, 1998..................................          683.32
February 15, 1999..................................          716.63
  August 15, 1999..................................          751.57
February 15, 2000..................................          788.21
  August 15, 2000..................................          826.63
February 15, 2001..................................          866.93
  August 15, 2001..................................          909.19
February 15, 2002..................................          953.52
  August 15, 2002..................................       $1,000.00;

               (ii) if the Specified Date occurs between two Semi-Annual Accrual dates, the sum of (a) the Accreted Value for the Semi-Annual Accrual Date immediately preceding the Specified Date and (b) an amount equal to the product of (x) the Accreted Value for the Semi-Annual Accrual Date immediately preceding the Specified Date and (y) a fraction, the numerator of which is the number of days actually elapsed from the immediately preceding Semi-Annual Accrual Date to the Specified Date, using a 360-day year of twelve 30-day months, and the denominator of which is 180; and

               (iii) if the Specified Date is after August 15, 2002, $1,000; and

               (b) on and after the Cash Interest Election Date, with respect to each $1,000 principal amount at maturity of Securities, the Accreted Value determined in accordance with the foregoing as of such Cash Interest Election Date (without any further accretion).

               "Acquired Indebtedness" means Indebtedness of a Person (a) assumed in connection with an Asset Acquisition from such Person or (b) existing at the time such Person becomes a Subsidiary of any other Person and not incurred in connection with, or in contemplation of, such Asset Acquisition or such Person becoming a Subsidiary.

               "Act," when used with respect to any Holder, has the meaning specified in Section 1.4.

               "Affiliate" means, with respect to any specified Person, (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, (ii) any other Person that owns, directly or indirectly, 10% or more of such specified Person's Capital Stock, (iii) any officer or director of (A) any such specified Person,
(B) any Subsidiary of such specified Person or (C) any Person described in clauses (i) or (ii) above or (iv) the spouse of any natural Person described in clauses (i), (ii) or (iii) above or any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such spouse.

               "Asset Acquisition" means (a) an Investment by the Company or any Restricted Subsidiary of the Company in any other Person pursuant to which such Person shall become a Restricted Subsidiary of the Company or any Restricted Subsidiary of the Company, or shall be merged with or into the Company or any Restricted Subsidiary of the Company, or (b) the acquisition by the Company or any Restricted Subsidiary of the Company of the assets of any Person which constitute all or substantially all of the assets of such Person, any division or line of business of such Person or any other properties or assets of such Person other than in the ordinary course of business.

               "Asset Sale" means any sale, issuance, conveyance, transfer, lease or other disposition by the Company or any Restricted Subsidiary of the Company to any Person other than the Company or a Restricted Subsidiary of the

Company, in one or a series of related transactions, of (a) any Capital Stock of any Subsidiary of the Company; (b) all or substantially all of the properties and assets of any division or line of business of the Company or any Restricted Subsidiary of the Company; or (c) any other properties or assets of the Company or any Restricted Subsidiary of the Company other than in the ordinary course of business in any individual or series of related transactions yielding proceeds of more than $1,000,000. For the purposes of this definition, the term "Asset Sale" shall not include any sale, issuance, conveyance, transfer, lease or other disposition of properties or assets that is governed by the provisions described under Article VIII.

               "Asset Sale Offer" has the meaning specified in
Section 10.14.

               "Asset Sale Offer Price" has the meaning speci-fied in Section 10.14.

               "Asset Sale Purchase Date" has the meaning specified in Section 10.14.

               "Attributable Value" means, as to any particular lease under which any Person is at the time liable other than a Capitalized Lease Obligation, and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining term thereof (whether or not such lease is terminable at the option of the lessee prior to the end of such term), including any period for which such lease has been, or may, at the option of the lessor, be extended, discounted from the last date of such term to the date of determination at a rate per annum equal to the discount rate which would be applicable to a Capitalized Lease Obligation with like term in accordance with GAAP. The net amount of rent required to be paid under any lease for any such period shall be the aggregate amount of rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of insurance, taxes, assessments, utility, operating and labor costs and similar charges. "Attributable Value" means, as to a Capitalized Lease Obligation under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the capitalized amount thereof that would appear on the face of a balance sheet of such Person in accordance with GAAP.

               "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 hereof to act on behalf of the Trustee to authenticate Securities.

               "Average Life to Stated Maturity" means, with respect to any Indebtedness, as at any date of determination, the quotient obtained by dividing
(i) the sum of the products of (a) the number of years from such date to the date or dates of each successive scheduled principal payment (including, without limitation, any sinking fund requirements) of such Indebtedness and (b) the amount of each such principal payment by (ii) the sum of all such principal payments.

               "Bank Credit Agreement" means the Credit Agreement to be entered into among the Company and certain of its Subsidiaries, the lenders named therein, and The Chase Manhattan Bank N.A., as Agent, including any deferrals, renewals, waivers, extensions, replacements, refinancings or refundings thereof in accordance with this Indenture, including any amendments, modifications or supplements thereto and including any related notes, guarantees, security agreements, pledge agreements, mortgages and other collateral documents executed in connection therewith.

               "Board of Directors" means the board of directors of a company or its equivalent, including managers of a limited liability company or members of a member managed limited liability company, general partners of a partnership or trustees of a business trust, or any duly authorized committee thereof.

               "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

               "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan, The City of New York are authorized or obligated by law or executive order to close.

               "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person's capital stock or equity participations, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock and, including, without limitation, with respect to partnerships, limited liability companies or business trusts, ownership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnerships, limited liability companies or business trusts.

               "Capitalized Lease Obligation" means any obligation under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purpose of this Indenture, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

               "Cash Equivalents" means, at any time, (i) any evidence of Indebtedness with a maturity of one year or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (ii) certificates of deposit, time deposits or bankers' acceptances with a maturity of 180 days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000, whose commercial paper is rated at least A-1 by S&P or at least P-1 by Moody's or at least an equivalent rating category of another nationally recognized rating agency or, if such financial institution does not have issued and outstanding commercial paper, whose debt is rated at least A by Moody's or at least an equivalent rating category of another nationally recognized rating agency; (iii) commercial paper with a maturity of 90 days or less issued by a corporation that is not an Affiliate of the Company organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 by S&P or at least P-1 by

Moody's or at least an equivalent rating category of another nationally recognized securities rating agency; and (iv) repurchase agreements and reverse repurchase agreements relating to (x) commercial paper that meets the requirements of clause (iii) above or (y) any evidence of Indebtedness that meets the requirements of clause (i) above; provided that the terms of such
                                            --------
agreements comply with the guidelines set forth in the Federal Financial Agreements of Depository Institutions With Securities Dealers and Others, as adopted by the Comptroller of the Currency on October 31, 1985.

               "Cash Interest Election" means the election of the Company on any Interest Payment Date to commence the accrual of cash interest from and after the Cash Interest Election Date.

               "Cash Interest Election Date" means the Interest Payment Date as of which the Company makes a Cash Interest Election.

               "Cedel" means Cedel Bank, Societe anonyme.
                                         ------- -------

               "Change of Control" means the occurrence of any of the following events: (a) (i) the Permitted Holders cease to own at least 50% of the total Voting Stock of the Company or (ii) The News Corporation Limited and its Affiliates cease to own at least 30% of the total Voting Stock of the Company; or (b) the Company consolidates with, or merges with or into, another Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other property, other than any such transaction where (i) the outstanding Voting Stock of the Company is converted into or exchanged for Voting Stock (other than Redeemable Capital Stock) of the surviving or transferee corporation and (ii) the Permitted Holders own at least 50% of the total Voting Stock of the surviving or transferee corporation and
(iii) The News Corporation Limited and its Affiliates own at least 30% of the total Voting Stock of the surviving or transferee corporation; or (c) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Direc-tors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute at least 50% of the Board of Directors of the Company then in office; or (d) the Company is liquidated or dissolved or adopts a plan of liquidation or any order, judgment or decree shall be entered against the Company decreeing the dissolution or splitup of the Company and such order shall remain undischarged or unstayed for a period in excess of 60 days.

               "Change of Control Offer" has the meaning specified in Section 10.13.

               "Change of Control Purchase Date" has the mean-ing specified in
Section 10.13.

               "Change of Control Purchase Price" has the meaning specified in
Section 10.13.

               "Code" means the Internal Revenue Code, as amended from time to time, and the rules and regulations thereunder.

               "Collateral" has the meaning provided in Section 6(a) of the Deposit Agreement.

               "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

               "Common Stock" means, with respect to any Person, any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or nonvoting) of, such Person's common stock, whether outstanding at the Issue Date or issued after the Issue Date, and includes, without limitation, all series and classes of such common stock.

               "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

               "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Chief Executive Officer, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

               "Consolidated Cash Flow" means, with respect to any Person for any period, (i) the sum of, without duplication, the amounts for such period, taken as a single accounting period, of (a) Consolidated Net Income, (b) Consolidated Non-cash Charges, (c) Consolidated Interest Expense, (d) Consolidated Income Tax Expense (other than income tax expense (either positive or negative) attributable to extraordinary and nonrecurring gains or losses),
(e) an amount equal to any extraordinary and nonrecurring losses (to the extent such losses were deducted in computing Consolidated Net Income), and (f) the amount of the one-time write down incurred by the Company in 1996 related to additional amortization recorded with respect to long term sports programming rights contracts with Major League Baseball and certain collegiate conferences, less (ii) non-cash items increasing Consolidated Net Income; provided, however, that if, during such period, such Person or any of its Restricted Subsidiaries shall have made any Asset Sales or Asset Acquisitions or if the computation of Consolidated Cash Flow is made in connection with any such Asset Sale or Asset Acquisition, Consolidated Cash Flow for such Person and its Restricted Subsidiaries for such period shall be adjusted to give pro forma effect to the Consolidated Cash Flow directly attributable to the assets which are the subject of such Asset Sales or Asset Acquisitions during such period.

               "Consolidated Income Tax Expense" means, with respect to any Person for any period, the provision for federal, state, local and foreign income taxes of such Person and its Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

               "Consolidated Interest Expense" means, with respect to any Person for any period, without duplication, the sum of (i) the interest expense of such Person and its Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, including, without limitation, (a) any amortization of debt discount, (b) the net cost under Interest Rate Protection Obligations (including any amortization of discounts), (c) the interest portion of any deferred payment obligation, (d) all commissions, discounts and other fees and charges owed with respect to letters of credit, bankers' acceptance financing or similar facilities and (e) all capitalized and accrued interest and (ii) the interest component of Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such Person and its Restricted Subsidiaries during such period and (iii) the aggregate amount of dividends and other distributions paid or accrued during such period in respect of Redeemable Capital Stock (other than payments made in respect of the redemption of such Redeemable Capital Stock (other than accrued and unpaid dividends thereon)) of such Person and its Restricted Subsidiaries, in each case determined on a consolidated basis in accordance with GAAP.

               "Consolidated Net Income" means, with respect to any Person, for any period, the consolidated net income (or loss) of such Person and its Restricted Subsidiaries for such period as determined in accordance with GAAP, adjusted, to the extent included in calculating such net income, by excluding, without duplication, (i) all extraordinary gains or losses (net of fees and expenses relating to the transaction giving rise thereto), (ii) the portion of net income of such Person and its Restricted Subsidiaries derived from or in respect of Investments in Persons other than Restricted Subsidiaries, except to the extent that cash dividends or distributions have actually been received by such Person or one of its Restricted Subsidiaries, (iii) net income (or loss) of any Person combined with such Person or one of its Restricted Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination, (iv) gains or losses in respect of any Asset Sales by such Person or one of its Restricted Subsidiaries (net of fees and expenses relating to the transaction giving rise thereto), on an after-tax basis, (v) the net income of any Restricted Subsidiary of such Person to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulations applicable to that Restricted Subsidiary or its stockholders and (vi) any gain or loss realized as a result of the cumulative effect of a change in accounting principles.

               "Consolidated Net Tangible Assets" means, with respect to any Person as of any date, (a) all amounts that would be shown as assets on a consolidated balance sheet of such Person and its Restricted Subsidiaries prepared in accordance with GAAP, less (b) the amount thereof constituting goodwill and other intangible assets as calculated in accordance with GAAP.

               "Consolidated Non-cash Charges" means, with respect to any Person for any period, the aggregate depreciation, amortization and other non-cash expenses of such Person and its Restricted Subsidiaries reducing Consolidated Net Income of such Person and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP (excluding any such charges constituting an extraordinary item or loss or any such charge which requires an accrual of or a reserve for cash charges for any future period).

               "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

               "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which address as of the date of this Indenture is located at 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention: Corporate Trust, Trustee Administration.

               "corporation" means a corporation, association, company, joint-stock company or business trust.

               "Covenant Defeasance" has the meaning specified in Section 12.3.

               "Default" means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

               "Default Amount" means, (i) as of any date prior to the earlier of August 15, 2002 and the Cash Interest Election Date, the Accreted Value of all Outstanding Securities as of such date and (ii) as of any date on or after the earlier of August 15, 2002 and the Cash Interest Election Date, the principal amount at maturity of all Outstanding Securities, plus accrued and unpaid interest, if any, thereon.

               "Defeasance" has the meaning specified in Section 12.2.

               "Deposit Account" has the meaning set forth in Section 2 of the Deposit Agreement.

               "Deposit Agent" has the meaning set forth in the first paragraph of the Deposit Agreement.

               "Deposit Agreement" means the Deposit Agreement for the Senior Notes, dated as of August 25, 1997, among the Company, the Trustee and the Deposit Agent, as amended and in effect from time to time.

               "Deposit Event" means the non-occurrence of the Rainbow Consummation on or prior to December 30, 1997.

               "Deposit Funds" has the meaning set forth in Section 1 of the Deposit Agreement.

               "Deposit Offer" has the meaning specified in Section 10.21 of this Indenture.

               "Depository" means The Depository Trust Company, or its successor.

               "Disinterested Member of the Board of Directors of the Company" means, with respect to any transaction or series of transactions, a member of the Board of Directors of the Company other than a member who has any material direct or indirect financial interest in or with respect to such transaction or series of transactions or who is an officer, director or an employee of any Person who has any direct or indirect financial interest in or with respect to such transaction or series of transactions (other than the Company or a Restricted Subsidiary of the Company).

               "Entertainment/Programming Business" means a domestic business engaged primarily in the ownership, operation, acquisition, development, production or syndication of sports or general entertainment programming or any other domestic business engaged in by the Company on the Issue Date.

               "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System.

               "Event of Default" has the meaning specified in Section 5.1.

               "Excess Proceeds" has the meaning specified in Section 10.14.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Fair Market Value" means, with respect to any asset, the price which could be negotiated in an arm's- length free market transaction, for cash, between a willing seller and a willing buyer, neither of which is under pressure or compulsion to complete the transaction; provided, however, that, except with respect to any Asset Sale which involves an asset or assets constituting less than $25,000,000, the determination of the Fair Market Value of any asset or assets shall be approved by the Board of Directors of the Company, whose good faith determination shall be conclusive and shall be evidenced by resolutions of the Board of Directors of the Company delivered to the Trustee.

               "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States of America, which are applicable at the date of the Indenture.

               "Global Securities" means one or more Regulation S Global Securities and 144A Global Securities.

               "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States is pledged.

               "guarantee" means, as applied to any obligation, (i) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (ii) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of nonperformance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts available to be drawn down under letters of credit of another Person.

               "Holder" means a Person in whose name a Security is registered in the Security Register.

               "Indebtedness" means, with respect to any Person, without duplication, (a) all liabilities of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities and liabilities for sports or entertainment programming incurred in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit, banker's acceptance or other similar credit transaction, (b) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (c) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade accounts payable arising in the ordinary course of business, (d) all Capitalized Lease Obligations of such Person, (e) all Indebtedness referred to in the preceding clauses of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (f) all guarantees of Indebtedness referred to in this definition by such Person, (g) all Redeemable Capital Stock of such Person (other than, with respect to the Company, Common Stock of the Company held by employees of the Company or its Subsidiaries which is Redeemable Capital stock solely because it may be repurchased, or may be required to be repurchased, by the Company upon the cessation of such employees' employment) valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued dividends, (h) all obligations under or in respect of Interest Rate Protection Obligations of such Person, and (i) any amendment, supplement, modification, deferral, renewal, extension, refinancing or refunding of any liability of the types referred to in clauses (a) through (h) above. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Redeemable Capital Stock, such fair market value shall be approved in good faith by the Board of Directors of the issuer of such Redeemable Capital Stock. In the case of Indebtedness of other Persons, the payment of which is secured by a Lien on property owned by a Person as referred to in clause (e) above, the amount of the Indebtedness of such Person attributable to such Lien at any date shall be the lesser of the Fair Market Value at such date of any asset subject to such Lien and the amount of the Indebtedness secured.

               "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

               "Independent Financial Advisor" means a nationally recognized accounting, appraisal or investment banking firm (i) which does not, and whose directors, officers and employees or Affiliates do not have, a direct or indirect financial interest in the Company and (ii) which, in the judgment of the Board of Directors of the Company, is otherwise independent and qualified to perform the task for which it is to be engaged.

               "Initial Purchasers" means Merrill Lynch and Bear Stearns & Co. Inc.

               "Initial Securities" means the 9-3/4% Senior Discount Notes due 2007, Series A, of the Company and Finco.

               "Interest Payment Date" means February 15 and August 15 of each year, provided that no cash interest shall be paid on any Interest Payment Date, except as provided in this Indenture and in the Securities.

               "Interest Rate Protection Agreement" means, with respect to any Person, any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar agreements.

               "Interest Rate Protection Obligations" means the obligations of any Person pursuant to any Interest Rate Protection Agreements.

               "Investment" means, with respect to any Person, any direct or indirect loan or other extension of credit (including, without limitation, a guarantee) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition by such Person of any Capital Stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued by, any other Person.

               "Issue Date" means the original date of issuance of the Securities.

               "Lien" means any mortgage, charge, pledge, lien (statutory or other), security interest, hypothecation, assignment for security, claim, or preference or priority or other encumbrance upon or with respect to any property of any kind. A Person shall be deemed to own subject to a Lien any property which such Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

               "Marketable Securities" means Government Securities maturing no later than 30 days after the date of acquisition.

               "Merrill Lynch" means Merrill Lynch, Pierce, Fenner & Smith Incorporated.

               "Moody's" means Moody's Investors Service, Inc. and its successors.

               "Net Cash Proceeds" with respect to an Asset Sale means the proceeds thereof in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary of the Company) net of (i) brokerage commissions and other fees and expenses (including, without limitation, fees and expenses of legal counsel and investment bankers) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale, (iii) amounts required to be paid to any Person (other than the Company or any Restricted Subsidiary of the Company) owning a beneficial interest in the assets subject to the Asset Sale, (iv) payments made to retire Indebtedness where payment of such Indebtedness is secured by the assets or property the subject of such Asset Sale, and (v) appropriate amounts to be provided by the Company or any Restricted Subsidiary of the Company, as the case may be, as a reserve required in accordance with GAAP against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary of the Company, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an officers' certificate delivered to the Trustee.

               "Non-U.S. Person" has the meaning assigned to such term in Regulation S.

               "Notice of Default" means a written notice of the kind specified in Section 5.2.

               "Offer" means a Change of Control Offer, an Asset Sale Offer or a Deposit Offer.

               "Offer to Purchase" means an Offer sent by or on behalf of the Company by first-class mail, postage prepaid, to each Holder of Securities at his address appearing in the register for the Securities on the date of the Offer offering to purchase up to the principal amount at maturity of Securities specified in such Offer at the purchase price specified in such Offer (as determined pursuant to this Indenture). Unless otherwise provided in Section 10.13, 10.14 or 10.21 or otherwise required by applicable law, the Offer shall specify an expiration date (the "Expiration Date") of the Offer to Purchase,
                                 ---------------
which shall be not less than 20 Business Days nor more than 60 days after the date of such Offer (or such later date as may be necessary for the Company to comply with the Exchange Act), and a settlement date (the "Purchase Date") for
                                                           -------------
purchase of Securities to occur no later than five Business Days after the Expiration Date. The Company shall notify the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer of the Company's obligation to make an Offer to Purchase, and the Offer shall be mailed by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company; provided, however, that
                                                       --------  -------
the Company may notify the Trustee on the same Business Day as the mailing of the Offer of the Company's obligation to make an Offer to

Purchase pursuant to Section 10.21. The Offer shall contain all the information required by applicable law to be included therein. The Offer shall also contain information concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable such Holders to make an informed decision with respect to the Offer to Purchase (which at a minimum will include
(i) the most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the document required to be filed with the Trustee pursuant to this Indenture (which requirements may be satisfied by delivery of such documents together with the Offer), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such financial statements referred to in clause (i) (including a description of the events requiring the Company to make the Offer to Purchase), (iii) if applicable, appropriate pro forma financial information concerning the Offer to Purchase and the events requiring the Company to make the Offer to Purchase and (iv) any other information required by applicable law to be included therein). The Offer shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase. The Offer shall also state:

                      (1) the Section of this Indenture pursuant to which the
               Offer to Purchase is being made:

                      (2) the Expiration Date and the Purchase Date:

                      (3) the purchase price to be paid by the Company for each
               $1,000 aggregate principal amount at maturity of Securities accepted for payment (as specified pursuant to this Indenture) (the "Purchase Price"); and the amount of accrued and unpaid
                     --------------
               interest to be paid;

                      (4) that the Holder may tender all or any portion of the
               Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount at maturity;

                      (5) the place or places where Securities are to be
               surrendered for tender pursuant to the Offer to Purchase;

                      (6) that interest on any Security not tendered or tendered but not purchased by the Company pursuant to the Offer to Purchase will continue to accrue;

                      (7) that on the Purchase Date the Purchase Price will
               become due and payable upon each Security being accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

                      (8) that each Holder electing to tender all or any portion of a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Expiration Date (such Security being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing);

                      (9) that Holders will be entitled to withdraw all or any
               portion of Securities tendered if the Company (or its Paying Agent) receives, not later than the close of business on the fifth Business Day next preceding the Expiration Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount at maturity of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender;

                      (10) that (a) if Securities and Senior Discount Notes
               purchasable at a Purchase Price less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Securities and Senior Discount Notes and (b) if Securities and Senior Discount Notes purchasable at a Purchase Price in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase Securities and Senior Discount Notes on a pro rata basis
                                                                  --------
               based on the Purchase Price therefor (with such adjustments as may be deemed appropriate so that only Securities in denominations of $1,000 principal amount at maturity or integral multiples thereof shall be purchased);

                      (11) that in the case of a Holder whose Security is
               purchased only in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount at maturity equal to and in exchange for the unpurchased portion of the Security so tendered.

An Offer to Purchase shall be governed by and effected in accordance with the provisions pertaining to the type of Offer to which it relates.

               "Offering Memorandum" means the Offering Memorandum dated August 15, 1997 pursuant to which the Securities were offered, and any supplement thereto.

               "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 10.20 shall be the principal executive, financial or accounting officer of the Company.

               "144A Global Security" means a permanent global security in registered form representing the aggregate principal amount at maturity of Securities sold in reliance on Rule 144A under the Securities Act.

               "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

               "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:
                                -------

               (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

               (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or Finco) in trust or set aside and segregated in trust by the Company or Finco (if the Company or Finco shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such
        --------
        redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

               (iii) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company and Finco; and

               (iv) Securities as to which Defeasance has been effected pursuant to Section 12.2;

provided, however, that in determining whether the Holders of the requisite
--------  -------
principal amount at maturity of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, Securities owned by the Company, Finco or any other obligor upon the Securities or any Affiliate of the

Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

               "Paying Agent" means any Person authorized by the Company or Finco to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company and Finco.

               "Permitted Holder" means The News Corporation Limited, Liberty Media Corporation and their respective Affiliates.

               "Permitted Indebtedness" means, without duplication:

               (a) Indebtedness of the Company evidenced by the Securities;

               (b) Indebtedness of the Company and its Restricted Subsidiaries under the Bank Credit Agreement in an aggregate principal amount at any one time outstanding not to exceed $900 million, less any amounts permanently repaid in accordance with Section 10.14;

               (c) Indebtedness of the Company or any Restricted Subsidiary outstanding on the Issue Date and listed on Schedule A hereto;

               (d) Indebtedness to third parties for the production of television programming by one or more special-purpose partnerships, corporations, joint ventures or similar structures (in which any interest of the Company is held through a Special Purpose Vehicle), the production decisions in respect of which are controlled by the Company to the same extent as would be customary in the case of the production of such programming by the Company;

               (e) Indebtedness consisting of the liabilities and obligations, contingent or otherwise, incurred by the Company or its Restricted Subsidiaries in the ordinary course of business (other than for borrowed money) to acquire, produce, license or distribute television programming;

               (f) Indebtedness of the Company or any Restricted Subsidiary of the Company incurred in respect of performance bonds, bankers' acceptances and letters of credit in the ordinary course of business, including Indebtedness evidenced by letters of credit issued in the ordinary course of business to support the insurance or self-insurance obligations of the Company or any of its Restricted Subsidiaries (including to secure workers' compensation and other similar insurance coverages), in the aggregate amount not to exceed $15 million under this clause (f) at any time; but excluding letters of credit issued in respect of or to secure money borrowed;

               (g) (i) Interest Rate Protection Obligations of the Company covering Indebtedness of the Company and (ii) Interest Rate Protection Obligations of any Restricted Subsidiary of the Company covering Indebtedness of such Restricted Subsidiary; provided that in the case of either clause (i) or (ii) (x) any Indebtedness to which any such Interest Rate Protection Obligations correspond bears interest at fluctuating interest rates and is otherwise permitted to be incurred under this covenant and (y) the notional principal amount of any such Interest Rate Protection Obligations that exceeds the principal amount of the Indebtedness to which such Interest Rate Protection Obligations relate does not constitute Permitted Indebtedness and may not be incurred;

               (h) Indebtedness of a Restricted Subsidiary owed to and held by the Company or another Restricted Subsidiary, except that (i) any transfer of such Indebtedness by the Company or a Restricted Subsidiary (other than to the Company or another Restricted Subsidiary) and (ii) the sale, transfer or other disposition by the Company or any Restricted Subsid-iary of the Company of Capital Stock of a Restricted Subsidiary (other than to the Company or a Restricted Subsidiary) which is owed Indebtedness of another Restricted Subsidiary shall, in each case, be an incurrence of Indebtedness by such Restricted Subsidiary subject to the other provisions of this Indenture;

               (i) Indebtedness of the Company owed to and held by a Restricted Subsidiary which is unsecured and subordinated in right of payment to the payment and performance of the obligations of the Company under this Indenture and the Notes, except that (i) any transfer of such Indebtedness by the Company or a Restricted Subsidiary (other than to another Restricted Subsidiary) and (ii) the sale, transfer or other disposition by the Company or any Restricted Subsidiary of the Company of Capital Stock of a Restricted Subsidiary (other than to the Company or a Restricted Subsidiary) which is owed Indebtedness of the Company shall, in each case, be an incurrence of Indebtedness by the Company, subject to the other provisions of this Indenture;

               (j) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within three Business Days of incurrence;

               (k) Indebtedness of the Company, in addition to that described in clauses (a) through (j) of this definition, in an aggregate principal amount outstanding at any time not to exceed $150,000,000; and

               (l) (i) Indebtedness of the Company the proceeds of which are used solely to refinance (whether by amendment, renewal, extension or refunding) Indebtedness of the Company or any of its Restricted Subsidiaries and (ii) Indebtedness of any Restricted Subsidiary of the Company the proceeds of which are used solely to refinance (whether by amendment, renewal, extension or refunding) Indebtedness of any Restricted Subsidiary (in each case other than the

        Indebtedness to be refinanced, redeemed or retired as described under "Use of Proceeds" in the Offering Memorandum); provided, however, that
                                                       --------  -------
        (x) the principal amount of Indebtedness incurred pursuant to this clause (l) (or, if such Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof, the original issue price of such Indebtedness) shall not exceed the sum of the principal amount of Indebtedness so refinanced plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of such Indebtedness or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing by means of a tender offer or privately negotiated purchase, plus the amount of expenses in connection therewith, and (y) in the case of Indebtedness incurred pursuant to this clause (l) to refinance Subordinated Indebtedness, such Indebtedness (A) has no scheduled principal payment prior to the 121st day after the Maturity Date (B) has an Average Life to Stated Maturity greater than the remaining Average Life to Stated Maturity of the Securities and (C) is subordinated to the Securities in the same manner and to the same extent that the Subordinated Indebtedness being refinanced is subordinated to the Securities.

               "Permitted Investments" means any of the following: (i) Investments in the Company or in a Restricted Subsidiary; (ii) Investments in another Person, if as a result of such Investment (A) such other Person becomes a Restricted Subsidiary or (B) such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all of its assets to the Company or a Restricted Subsidiary; (iii) Investments representing Capital Stock or obligations issued to the Company or any of its Restricted Subsidiaries in settlement of claims against any other Person by reason of a composition or readjustment of debt or a reorganization of any debtor of the Company or such Restricted Subsidiary; (iv) Investments in Interest Rate Protection Agreements on commercially reasonable terms entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business in connection with the operations of the business of the Company or its Restricted Subsidiaries to hedge against fluctuations in interest rates on its outstanding Indebtedness; (v) Investments in the Securities; (vi) Investments in Cash Equivalents; (vii) Investments made in connection with the consummation of the Rainbow Transaction (as defined in the Offering Memorandum); (viii) Investments acquired by the Company or any Restricted Subsidiary in connection with an Asset Sale permitted under Section 10.14 to the extent such Investments are non-cash proceeds as permitted under such covenant; (ix) advances to employees or officers of the Company in the ordinary course of business; (x) any Investment to the extent that the consideration therefor is Capital Stock (other than Redeemable Capital Stock) of the Company; and (xi) Investments in any Person (including Unrestricted Subsidiaries) engaged in the Entertainment/Programming Business.

               "Permitted Liens" means the following types of Liens:

               (a) any Lien existing as of the date of this Indenture;

               (b) Liens on Capital Stock of Subsidiaries securing Indebtedness under the Bank Credit Agree-ment;

               (c) any Lien securing Acquired Indebtedness created prior to (and not created in connection with, or in contemplation of) the incurrence of such Indebtedness by the Company or any Restricted Subsidiary, if such Lien does not attach to any property or assets of the Company or any Restricted Subsidiary other than the property or assets subject to the Lien prior to such incurrence;

               (d) Liens in favor of the Company or a Restricted Subsidiary;

               (e) Liens on and pledges of the Capital Stock of any Unrestricted Subsidiary securing any Indebtedness of such Unrestricted Subsidiary;

               (f) Liens for taxes, assessments or governmental charges or claims either (i) not delinquent or (ii) contested in good faith by appropriate proceedings and as to which the Company or its Restricted

        Subsidiaries shall have set aside on its books such reserves as may be required pursuant to GAAP;

               (g) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made in respect thereof;

               (h) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

               (i) judgment Liens not giving rise to an Event of Default so long as such Lien is adequately bonded and any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

               (j) easements, rights-of-way, zoning restrictions and other similar charges or encumbrances in respect of real property not interfering in any material respect with the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries;

               (k) any interest or title of a lessor under any Capitalized Lease Obligation;

               (l) purchase money Liens to finance property or assets of the Company or any Restricted Subsidiary of the Company acquired in the ordinary course of business; provided, however, that (i) the related purchase money Indebtedness shall not be secured by any property or assets of the Company or any Restricted Subsidiary of the Company other than the property and assets so acquired and (ii) the Lien securing such Indebtedness shall be created within 90 days of such acquisition;

               (m) Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof;

               (n) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual, or warranty requirements of the Company or any of its Restricted Subsidiaries, including rights of offset and set-off;

               (o) Liens securing Interest Rate Protection Obligations which Interest Rate Protection Obligations relate to Indebtedness that is secured by Liens otherwise permitted under this Indenture;

               (p)    Liens on assets of Unrestricted Subsidiaries;

               (q) Lines created in the ordinary course of business in favor of a sports team over rights payments which are allocable to such team under related rights agreements, or a producer or supplier of television programming over distribution revenues and/or distribution rights which are allocable to such producer or supplier under related distribution agreements; and

               (r) Liens securing other Indebtedness in an aggregate amount not to exceed 10% of the Company's Consolidated Net Tangible Assets as of the last day of the Company's most recently completed fiscal quarter for which financial information is available.

               "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

               "Preferred Stock," as applied to any Person, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

               "principal amount at maturity" means, with respect to the Securities, $1,000 per $1,000 face amount of Securities; provided, however, that if the Company shall have made a Cash Interest Election, the principal amount at maturity with respect to each Security shall be the Accreted Value of such Security as of the Cash Interest Election Date.

               "Private Exchange Securities" has the meaning set forth in the Registration Rights Agreement.

               "Private Placement Legend" shall mean the legend initially set forth on the Securities in the form set forth on Exhibit B-1.

               "Public Equity Offering" means an underwritten public offering of Capital Stock (other than Redeemable Capital Stock) for the Company pursuant to a registration statement filed with the Commission in accordance with the Securities Act, which public equity offering results in net cash proceeds to the Company of not less than $100 million.

               "Purchase Date" shall have the meaning set forth in the definition of "Offer to Purchase."

               "Qualified Equity Interest" in a Person means any interest in Capital Stock of such Person, other than Redeemable Capital Stock.

               "Qualified Institutional Buyer" or "QIB" has the meaning specified in Rule 144A under the Securities Act.

               "Rainbow Consummation" means the closing of the Rainbow Transaction (as defined in the Offering Memorandum).

               "Record Expiration Date" has the meaning specified in Section
1.4.

               "Redeemable Capital Stock" means any class or series of Capital Stock that, either by its terms, by the terms of any security into which it is convertible or exchangeable or by contract or otherwise, is or upon the happening of an event or passage of time would be, required to be redeemed prior to the Maturity Date or is redeemable at the option of the Holder thereof at any time prior to the Maturity Date, or is convertible into or exchangeable for debt securities at any time prior to the Maturity Date.

               "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

               "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

               "Registrable Securities" has the meaning set forth in the Registration Rights Agreement.

               "Registration Rights Agreement" means the Registration Rights Agreement dated as of August 25, 1997 by and among the Company, Finco and the Initial Purchasers, as the same may be amended,supplemented or otherwise modified from time to time in accordance with the terms thereof.

               "Regular Record Date" for the interest payable on any Interest Payment Date means the February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

               "Regulation S" means Regulation S under the Securities Act.

               "Regulation S Global Security" means a permanent global Security in registered form representing the aggregate principal amount at maturity of Securities sold in reliance on Regulation S under the Securities Act.

               "Replacement Assets" has the meaning specified in Section 10.14.

               "Required Filing Dates" has the meaning specified in Section
10.19.

               "Responsible Officer," when used with respect to the Trustee, means any officer within the Corporate Trust Office, including, any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

               "Restricted Payments" has the meaning specified in Section 10.9.

               "Restricted Period" has the meaning set forth in Section 3.14.

               "Restricted Security" means a Security that constitutes a "restricted security" within the meaning of Rule 144(a)(3) under the Securities Act; provided, however, that the Trustee shall be entitled to request and
     --------  -------
conclusively rely on an Opinion of Counsel with respect to whether any Security constitutes a Restricted Security.

               "Restricted Subsidiary" means any Subsidiary of the Company that is not an Unrestricted Subsidiary.

               "Revocation" has the meaning set forth in Section 10.18.

               "Rule 144A" means Rule 144A under the Securities Act.

               "Sale-Leaseback Transaction" of any Person means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such Person of any property or asset of such Person which has been or is being sold or transferred by such Person after the acquisition thereof or the completion of construction or commencement of operation thereof to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset. The stated maturity of such arrangement shall be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty.

               "S&P" means Standard & Poor's Ratings Group, and its successors.

               "Securities" means securities designated in the first paragraph of the RECITALS OF THE COMPANY.

               "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

               "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

               "Senior Notes" means the 8-7/8% Senior Notes due 2007 issued by the Company and Finco pursuant to an indenture, dated as of August 25, 1997.

               "Significant Subsidiary" of any Person means a Restricted Subsidiary of such Person which would be a significant subsidiary of such Person as determined in accordance with the definition in Section 210.1-02(w) of Regulation S-X promulgated by the Commission and as in effect on the date of this Indenture.

               "Special Purpose Vehicle" means a Person which is, or was, established: (i) with separate legal identity and limited liability; (ii) as an Affiliate of the Company; and (iii) for the sole purpose of a single transaction, or series of related transactions, and which has no assets and liabilities other than those directly acquired or incurred in connection with such transaction(s).

               "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

               "Stated Maturity" means, when used with respect to any Security or any installment of interest thereon, the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable, and when used with respect to any other Indebtedness, means the date specified in the instrument governing such Indebtedness as the fixed date on which the principal of such Indebtedness, or any installment of interest thereon, is due and payable.

               "Strategic Equity Investor" means a corporation or entity with an equity market capitalization, a net asset value or annual revenues of at least $1.0 billion that primarily owns and operates businesses in the sports or entertainment, cable television, programming or similar or related industries.

               "Subordinated Indebtedness" means, with respect to the Company, Indebtedness of the Company which is expressly subordinated in right of payment to the Securities.

               "Subsidiary" means, with respect to any Person, (i) a corporation at least 50% of whose Voting Stock is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof and (ii) any other Person (other than a corporation), including, without limitation, a partnership, limited liability company, business trust or a joint venture, in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, has at least a 50% ownership interest entitled to vote in the election of directors, managers or trustees thereof (or other Person performing similar functions). For purposes of this definition, any directors' qualifying shares or investments by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Subsidiary and LMC Southeast Sports, Inc. and LMC Sunshine, Inc. shall be deemed to be Subsidiaries of Liberty/Fox Southeast LLC and Liberty/Fox Sunshine LLC, respectively, as of the date of the Indenture.

               "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

               "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however,
                                                            --------  -------
that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

               "Unrestricted Securities" means one or more Securities that do not and are not required to bear the Private Placement Legend in the form set forth in Exhibit B-2, including, without limitation, the Exchange Securities.
         -------

               "Unrestricted Subsidiary" means, as of the date of the Indenture, Liberty/Fox Arizona LLC, Prime Ticket Networks, L.P., Liberty/Fox Distribution L.P., Liberty/Fox Network Programming, LLC, Rocky Mountain Prime Sports Network, SportsChannel Chicago Associates, SportsChannel Pacific Associates, Fox Sports Detroit, LLC, Sunshine Network and each other Subsidiary of the Company designated as such pursuant to and in compliance with Section 10.18. Any such Designation may be revoked by Board Resolution of the Company delivered to the Trustee, subject to the provisions of Section 10.18.

               "U.S. Government Obligation" has the meaning specified in Section 12.4.

               "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

               "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least 50% of the board of directors, managers or trustees of any Person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

SECTION 1.2    Compliance Certificates and Opinions.
               ------------------------------------

               Any action to be taken on behalf of Finco under this Indenture shall be taken on its behalf by the Company and any notice, request or other information to be provided to Finco shall be delivered to the Company on its behalf. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

               Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

               (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.3   Form of Documents Delivered to Trustee.
              --------------------------------------

               In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

               Any certificate or opinion of an officer of the Company or Finco may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or Finco stating that the information with respect to such factual matters is in the possession of the Company or Finco, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

               Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.4    Acts of Holders; Record Dates.
               -----------------------------

               Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company and Finco. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

               The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

               The ownership of Securities shall be proved by the Security Register.

               Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company or Finco in reliance thereon, whether or not notation of such action is made upon such Security.

               The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities, provided that the Company may not set a record date for, and the
               --------
provi-
sions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless
             --------
taken on or prior to the applicable Record Expiration Date by Holders of the requisite principal amount at maturity of Outstanding Securities on such record date; and provided, further, that for the purpose of determining whether Holders
          --------  -------
of the requisite principal amount at maturity of such Securities have taken such action, no Security shall be deemed to have been Outstanding on such record date unless it is also Outstanding on the date such action is to become effective. Nothing in this paragraph shall prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), nor shall anything in this paragraph be construed to render ineffective any action taken pursuant to or in accordance with any other provision of this Indenture by Holders of the requisite principal amount at maturity of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Record Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 1.6.

               The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.2, (iii) any request to institute proceedings referred to in Section 5.7(2) or (iv) any direction referred to in Section 5.12. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided
                                       --------
that no such action shall be effective hereunder unless taken on or prior to the applicable Record Expiration Date by Holders of the requisite principal amount at maturity of Outstanding Securities on such record date; and provided,
                                                               --------
further, that for the purpose of determining whether Holders of the requisite
-------
principal amount at maturity of such Securities have taken such action, no Security shall be deemed to have been Outstanding on such record date unless it is also Outstanding on the date such action is to become effective. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action (whereupon the record date previously set shall automatically and without any action by any Person be cancelled and of no effect), nor shall anything in this paragraph be construed to render ineffective any action taken pursuant to or in accordance with any other provision of this Indenture by Holders of the requisite principal amount at maturity of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the matter(s) to be submitted for potential action by Holders and the applicable Record Expiration Date to be given to the Company and Finco in writing and to each Holder of Securities in the manner set forth in Section 1.6.

               With respect to any record date set pursuant to this Section, the party hereto that sets such record date may designate any day as the "Record Expiration Date" and from time to time may change the Record Expiration Date to any earlier or later day, provided that no such change shall be effective unless
                          --------
notice of the proposed new Record Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in
Section 1.6, on or before the existing Record Expiration Date. If a Record Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto that set such record date shall be deemed to have initially designated the 180th day after such record date as the Record Expiration Date with respect thereto, subject to its right to change the Record Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Record Expiration Date shall be later than the 180th day after the applicable record date.

               Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount at maturity of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount at maturity.

SECTION 1.5    Notices to Trustee and Company and Finco.
               ----------------------------------------

               Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

               (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing and mailed, first-class postage pre-paid, to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration;

               (2) the Company or Finco by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, with a copy to The News Corporation Limited at 1211 Avenue of the Americas, 3rd Floor, New York, NY 10036, Attention: Arthur M. Siskind, Esq., or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 1.6    Notice to Holders; Waiver.
               -------------------------

               Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice.

In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

               In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.7    Conflict with Trust Indenture Act.
               ---------------------------------

               If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 1.8    Effect of Headings and Table of Contents.
               ----------------------------------------

               The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.9    Successors and Assigns.
               ----------------------

               All covenants and agreements in this Indenture by each of the Company and Finco shall bind its successors and assigns, whether so expressed or not.

SECTION 1.10   Separability Clause.
               -------------------

               In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11   Benefits of Indenture.
               ---------------------

               Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12   Governing Law.
               -------------

               This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

SECTION 1.13   Legal Holidays.
               --------------

               In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect (including with respect to the accrual of interest) as if made on the Interest Payment Date, Redemption Date or Purchase Date, or at the Stated Maturity.

                                   ARTICLE II

                                 Security Forms

SECTION 2.1    Forms Generally.
               ---------------

               The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth or referenced in Exhibit B-1 and Exhibit B-2 an-nexed hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.

               The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                                   ARTICLE III

                                 The Securities

SECTION 3.1    Title and Terms.
               ---------------

               The aggregate principal amount at maturity of Securities which may be authenticated and delivered under this Indenture is limited to $405,000,000 principal face amount at maturity of Initial Securities and up to $405,000,000 principal face amount at maturity of Securities exchanged therefor in accordance with the Registration Rights Agreement, except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.4, 3.5, 3.6, 9.6 or
11.8 or in connection with an Offer pursuant to Sections 10.13, 10.14 or 10.21.

               The Securities shall be known and designated as the "9-3/4% Senior Discount Notes due 2007" of the Company and Finco. Their Stated Maturity shall be August 15, 2007. Cash interest on the Securities will not accrue prior to August 15, 2002, except as provided below. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 15, 2002; provided, however, that at any time prior to August 15, 2002, the

Company may elect on any Interest Payment Date to commence the accrual of cash interest from and after the Cash Interest Election Date, in which case the principal amount at maturity of each Security will on such Cash Interest Election Date be reduced to the Accreted Value of such Security as of such Cash Interest Election Date, and cash interest (accruing at a rate of 9-3/4% per annum from the Cash Interest Election Date) shall be payable with respect to such Security on each Interest Payment Date thereafter. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing on the earlier of February 15, 2003 and the February 15 or August 15 immediately after the Cash Interest Election Date (if any). Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

               The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided,
                                                                       --------
however, that, at the option of the Company, payment of interest may be made by
-------
check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

               The Company may be required to make a Change of Control Offer as provided in Section 10.13, or an Asset Sale Offer as provided in Section 10.14 or a Deposit Offer as provided in Section 10.21.

               The Securities shall be redeemable as provided in Article II and
Article XI.

               The Securities shall be subject to Defeasance and/or Covenant Defeasance as provided in Article XII.

SECTION 3.2    Denominations.
               -------------

               The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 principal face amount at maturity and any integral multiple thereof.

SECTION 3.3    Execution, Authentication,
                Delivery and Dating.
               -------------------------

               The Initial Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit B-1 hereto. The
                                                     -----------
Exchange Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit B-2 hereto.
                             -----------

               The terms and provisions contained in the Securities annexed hereto as Exhibits B-1 and B-2 shall constitute, and are hereby expressly made,
          ------------     ---
a part of this Indenture and, to the extent applicable, the Company, Finco and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

               Securities offered and sold in reliance on Rule 144A and Securities offered and sold in reliance on Regulation S shall be issued initially in the form of one or more Global Securities, substantially in the form set forth in Exhibit B-1, deposited with the Trustee, as custodian for the
                  -----------
Depository, duly executed by the Company and Finco and authenticated by the Trustee as hereinafter provided and shall bear the legend set forth in Exhibit
                                                                       -------
C. The aggregate principal amount at maturity of the Global Securities may from
-
time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository, as hereinafter provided.

               All Securities shall remain in the form of a Global Security, except as provided herein.

               The Securities shall be executed on behalf of each of the Company and Finco by its Chairman of the Board, its Chief Executive Officer, its President or one of its Vice Presidents, attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

               Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company or Finco shall bind the Company or Finco, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

               At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company and Finco to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities as in this Indenture provided and not otherwise.

               The Trustee shall have the right to decline to authenticate and make available for delivery any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees or vice presidents shall determine that such action would expose the Trustee to personal liability to existing Holders.

               Each Security shall be dated the date of its authentication.

               No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and made available for delivery hereunder.

SECTION 3.4    Temporary Securities.
               --------------------

               Pending the preparation of definitive Securities, the Company and Finco may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate inser-tions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

               If temporary Securities are issued, the Company and Finco will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 10.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company and Finco shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount at maturity of definitive Securities of authorized denominations and of a like tenor. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 3.5    Registration, Registration of
               Transfer and Exchange.
               -----------------------------

               The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.2 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as the Company may prescribe, the Company and Finco shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

               Subject to Sections 3.13 and 3.14 of this Indenture, upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 10.2 for such purpose, the Company and Finco shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one more or more new Securities of any authorized denominations and of a like aggregate principal amount at maturity and tenor.

               At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount at maturity and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company and Finco shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

               All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and Finco, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

               Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

               No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6 or 11.8 or in accordance with any Change of Control Offer pursuant to Section 10.13 or any Asset Sale Offer pursuant to Section 10.14 or any Deposit Offer pursuant to Section 10.21, and in any such case not involving any transfer.

               The Company and Finco shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 11.4 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 3.6    Mutilated, Destroyed,
               Lost and Stolen Securities.
               ---------------------------

               If any mutilated Security is surrendered to the Trustee, the Company and Finco shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a new Security of like tenor and principal amount at maturity and bearing a number not contemporaneously outstanding.

               If there shall be delivered to the Company, Finco and the Trustee
(i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of each of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company and Finco shall execute, and upon their request the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount at maturity and bearing a number not contemporaneously outstanding.

               In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company and Finco in its discretion may, instead of, issuing a new Security, pay such Security.

               Upon the issuance of any new Security under this Section, the Company and Finco may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

               Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and Finco, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

               The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.7    Payment of Interest; Rights Preserved.
               -------------------------------------

               Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more predecessor securities) is registered at the close of business on the Regular Record Date for such interest.

               Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company and Finco, at their election in each case, as provided in Clause (1) or (2) below:

               (1) The Company and Finco may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company and Finco shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder in the manner specified in Section 1.6, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

               (2) The Company and Finco may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

               Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 3.8    Persons Deemed Owners.
               ---------------------

               Prior to due presentment of a Security for registration of transfer, the Company, Finco, the Trustee and any agent of the Company, Finco or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, Finco, the Trustee nor any agent of the Company, Finco, or the Trustee shall be affected by notice to the contrary.

SECTION 3.9    Cancellation.
               ------------

               All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any Change of Control Offer pursuant to Section 10.13 or any Asset Sale Offer pursuant to Section 10.14 shall, if surrendered to any Person other than the Trustee, be made available for delivery to the Trustee and shall be promptly cancelled by it. The Company or Finco may at any time deliver to the Trustee for cancellation any Securities previously authenticated and made available for delivery hereunder which the Company or Finco may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order; provided, however, that the Trustee shall not be required to destroy
       --------  -------
cancelled Securities.

SECTION 3.10   Computation of Interest.
               -----------------------

               Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 3.11   CUSIP and CINS Numbers.
               ----------------------

               The Company in issuing the Securities may use "CUSIP" and "CINS" numbers (if then generally in use), and, if so, the Trustee shall use the CUSIP or CINS numbers in notices of redemption or repurchase as a convenience to Holders; provided that any such notice may state that no representation is made
         --------
as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect in or omission of such numbers.

SECTION 3.12   Deposits of Monies.
               ------------------

               (a) The Company may from time to time appoint one or more Paying Agents under this Indenture and the Securities.

               (b) Unless the Company or Finco shall be acting as Paying Agent as provided in Section 10.3 hereof, prior to 1:00 p.m. New York City time on each Interest Payment Date on and after the first Interest Payment Date following the Cash Interest Election Date or, if no Cash Interest Election shall occur, on and after February 15, 2003, and each Redemption Date, Stated Maturity, and Purchase Date, the Company or Finco shall deposit with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date, Redemption Date, Stated Maturity and Purchase Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date, Redemption Date, Stated Maturity, and Purchase Date, as the case may be.


SECTION 3.13   Book-Entry Provisions
               for Global Securities.
               ----------------------

               (a) The Global Securities initially shall (i) be registered in the name of the Depository or the nominee of such Depository, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear legends as set forth in Exhibit C hereto.
                                ---------

               Members of, or participants in, the Depository ("Agent Members")
                                                                -------------
        shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository, or the Trustee as its custodian, or under any Global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Securities for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, Finco, the Trustee or any agent of the Company, Finco or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

               (b) Transfer of Global Securities shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in the Global Securities may not be transferred or exchanged for physical securities, except that physical securities shall be transferred to all beneficial owners in exchange for their beneficial interests in Global Securities if (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for any Global Security, or that it will cease to be a "Clearing Agency" under the Exchange Act, and in either case a successor Depository is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a written request from the Depository to issue physical securities.

               (c) the Holder of any Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

SECTION 3.14   Special Transfer Provisions.
               ---------------------------

               (a) Transfers to Non-U.S. Persons. The following additional
                   -----------------------------
        provisions shall apply with re-spect to the registration of any proposed transfer of an Initial Security to any Non-U.S. Person:

               (i) the Registrar shall register the transfer of any Initial Security, whether or not such Security bears the Private Placement Legend, if (x) the requested transfer is after the second anniversary of the Issue Date; provided, however, that neither the Company, Finco nor any Affiliate of the Company or Finco has held any beneficial interest in such Security, or portion thereof, at any time on or prior to the second anniversary of the Issue Date and such transfer can otherwise be lawfully made under the Securities Act without registering such Initial Security thereunder or (y) the proposed transferor has delivered to the Registrar a certificate substantially in the form of Exhibit D hereto;
                                            ---------

               (ii) if the proposed transferor is an Agent Member seeking to transfer an interest in a 144A Global Security, upon receipt by the Registrar of (x) written instructions given in accordance with the Depository's and the Registrar's procedures and (y) the appropriate certificate, if any, required by clause (y) of paragraph (i) above, together with any required legal opinions and certifications, the Registrar shall register the transfer and reflect on its books and records the date and (A) a decrease in the principal amount at maturity of the 144A Global Security from which such interests are to be transferred in an amount equal to the principal amount at maturity of the Securities to be transferred and (B) an increase in the principal amount at maturity of the Regulation S Global Security in an amount equal to the principal amount at maturity of the Global Security to be transferred; and

               (iii) subject to Section 3.14(b), until the 41st day after the Issue Date (the "Restricted Period"), an owner of a beneficial
                                -----------------
               interest in the Regulation S Global Security may not transfer such interest to a transferee that is a U.S. Person or for the account or benefit of a U.S. Person within the meaning of Rule 902(o) of the Securities Act. Subject to Section 3.14(b), during the Restricted Period, all beneficial interests in the Regulation S Global Security shall be transferred only through Cedel or Euroclear, either directly if the transferor and transferee are participants in such systems, or indirectly through organizations that are participants therein.

               (b) Transfers to QIBs. The following provisions shall apply with
                   -----------------
        respect to the registration
        of any proposed transfer of an Initial Security to a QIB (excluding Non-U.S. Persons):

               (i) the Registrar shall register the transfer of any Initial Security, whether or not such Security bears the Private Placement Legend, if (x) the requested transfer is after the second anniversary of the Issue Date; provided, however, that neither the Company, Finco nor any Affiliate of the Company or Finco has held any beneficial interest in such Security, or portion thereof, at any time on or prior to the second anniversary of the Issue Date and such transfer can otherwise be lawfully made under the Securities Act without registering such Initial Security thereunder or (y) such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

               (ii) if the proposed transferor is an Agent Member seeking to transfer an interest in a Regulation S Global Security, upon receipt by the Registrar of written instructions given in accordance with the Depository's and the Registrar's procedures, the Registrar shall register the transfer and reflect on its books and records the date and (A) a decrease in the principal amount at maturity of the Regulation S Global Security from which interests are to be transferred in an amount equal to the principal amount at maturity of the Securities to be transferred and (B) an increase in the principal amount at maturity of the 144A Global Security in an amount equal to the principal amount at maturity of the Global Security to be transferred.

               (c) Private Placement Legend. Upon the registration of transfer,
                   ------------------------
        exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the registration of transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities that bear the Private Placement Legend unless (i) the circumstances contemplated by paragraph (a)(i)(x) of this Section 3.14 exists, (ii) there is delivered to the Registrar an Opinion of counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (iii) such Security has been sold pursuant to an effective registration statement under the Securities Act.

               (d) Other Transfers. If a Holder proposes to transfer a Security
                   ---------------
        constituting a Restricted Security pursuant to any exemption from the registration requirements of the Securities Act other than as provided for by Section 3.14(a), (b) and (c), the Registrar shall only register such transfer or exchange if such transferor delivers an Opinion of Counsel satisfactory to the Company and the Registrar that such transfer is in compliance with the Securities Act and the terms of this Indenture.

               (e) General. By its acceptance of any Security bearing the
                   -------
        Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

               The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 3.13 or this Section
3.14. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable prior written notice to the Registrar.

                                   ARTICLE IV

                           Satisfaction and Discharge

SECTION 4.1    Satisfaction and Discharge of Indenture.
               ---------------------------------------

               This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

               (l)    either

                      (A) all Securities theretofore authenticated and delivered
               (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or repaid as provided in
               Section 3.6 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company or Finco and thereafter repaid to the Company or Finco or discharged from such trust, as provided in
               Section 10.3) have been delivered to the Trustee for cancellation; or

                      (B) all such Securities not theretofore delivered to the
               Trustee for cancellation (other than Securities which have been destroyed, lost or stolen and which have been replaced or repaid as provided in Section 3.6),

                      (i)    have become due and payable, or

                      (ii) will become due and payable at their Stated Maturity within one year, or

                      (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company or Finco, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire Indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest on the Securities to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be, together with irrevocable instructions from the Company directing the Trustee to apply such funds to the payment thereof at maturity or redemption, as the case may be;

               (2) the Company or Finco has paid or caused to be paid all other sums payable hereunder by the Company or Finco; and

               (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article IV, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Company to any Authenticating Agent under Section
6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

SECTION 4.2    Application of Trust Money.
               --------------------------

               Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                    ARTICLE V

                                    Remedies

SECTION 5.1    Events of Default.
               -----------------

               "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (1) default in the payment of the principal of or premium, if any, when due and payable, on any of the Securities (at Stated Maturity, upon optional redemption, required purchase or otherwise); or

               (2) default in the payment of an installment of interest on any of the Securities, when due and payable, for 30 days; or

               (3) (a) default in the performance, or breach, of any covenant or agreement of the Company under the Indenture (other than a default in the performance or breach of a covenant or agreement which is specifically dealt with in clauses (1) or (2) or subclauses (b), (c) or
        (d) of this clause (3)) and such default or breach shall continue for a period of 30 days after written notice has been given, by certified mail, (x) to the Company by the Trustee or (y) to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount at maturity of the Outstanding Securities; (b) there shall be a default in the performance or breach of the provisions of Article VIII; (c) the Company shall have failed to make or consummate a Change of Control Offer in accordance with the provisions of the Indenture described under Section 10.13; (d) the Company shall have failed to make or consummate an Asset Sale Offer in accordance with the provisions of the Indenture described under
        Section 10.14; or (e) the Company shall have failed to make or consummate a Deposit Offer in accordance with the provisions of the Indenture described under Section 10.21; or

               (4) default or defaults under one or more agreements, instruments, mortgages, bonds, debentures or other evidences of Indebtedness under which the Company or any Restricted Subsidiary of the Company then has outstanding Indebtedness in excess of $15,000,000, individually or in the aggregate, and either (a) such Indebtedness is already due and payable in full or (b) such default or defaults have resulted in the acceleration of the maturity of such Indebtedness; or

               (5) one or more judgments, orders or decrees of any court or regulatory or administrative agency of competent jurisdiction for the payment of money in excess of $15,000,000 either individually or in the aggregate, shall be entered against the Company or any Restricted Subsidiary of the Company or any of their respective properties and shall not be discharged and there shall have been a period of 60 days after the date on which any period for appeal has expired and during which a stay of enforcement of such judgment, order or decree, shall not be in effect; or

               (6) either (i) the agent or lenders under the Bank Credit Agreement or (ii) any holder of at least $15,000,000, in aggregate principal amount at maturity of Indebtedness of the Company or any of its Restricted Subsidiaries shall commence judicial proceedings, or take any action, to foreclose upon assets of the Company or any of its Restricted Subsidiaries having an aggregate Fair Market Value, individually or in the aggregate, in excess of $15,000,000 or shall have exercised any right under applicable law or applicable security documents to take ownership of any such assets in lieu of foreclosure and there shall have been a period of five Business Days, in the case of a current asset, or 30 days, in the case of any other asset, during which such proceedings or other actions have not been stayed; or

               (7) the entry of a decree or order by a court having jurisdiction in the premises (A) for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under the Federal Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, reorganization or similar law or (B) adjudging the Company or any Significant Subsidiary bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under the Federal Bankruptcy Code or any other similar federal, state or foreign law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Significant Subsidiary or of any substantial part of any of their properties, or ordering the winding up or liquidation of any of their affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

               (8) the institution by the Company or any Significant Subsidiary of a voluntary case or proceeding under the Federal Bankruptcy Code or any other similar federal, state or foreign law or any other case or proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Significant Subsidiary to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary in any involuntary case or proceeding under the Federal Bankruptcy Code or any other similar federal, state or foreign law or to the institution of bankruptcy or insolvency proceedings against the Company or any Significant Subsidiary, or the filing by the Company or any Significant Subsidiary of a petition or answer or consent seeking reorganization or relief under the Federal

        Bankruptcy Code or any other similar federal, state or foreign law, or the consent by it to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of any of the Company or any Significant Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due or the taking of corporate action by the Company or any Significant Subsidiary in furtherance of any such action; or

               (9) failure to perform or comply with any of the provisions of
        Section 10.21 hereof or of the Deposit Agreement; or

               (10) the Deposit Funds become subject to any Lien (other than the Lien under the Deposit Agreement securing the Securities) of any creditor of the Company or Finco as a result of any act or failure to act on the part of the Company or Finco; or

               (11) the Company challenges the Lien on the Deposit Funds in favor of the Holders prior to such time as the Deposit Funds are to be released to the Company.

SECTION 5.2    Acceleration of Maturity;
               Rescission and Annulment.
               --------------------------

               If an Event of Default (other than those covered by clause (7) or (8) of Section 5.1 with respect to the Company) shall occur and be continuing, the Trustee, by notice to the Company, or the Holders of at least 25% in aggregate principal amount at maturity of the Securities then Outstanding, by notice to the Trustee and the Company, may declare the Default Amount to be due and payable immediately, upon which declaration, the Default Amount shall be immediately due and payable. If an Event of Default specified in clause (7) or
(8) of Section 5.1 with respect to the Company occurs and is continuing, then the Default Amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of Securities.

               After a declaration of acceleration under the Indenture, but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of a majority in aggregate principal amount at maturity of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind such declaration if

               (1) the Company or Finco has paid or deposited with the Trustee a sum sufficient to pay

                      (A) all sums paid or advanced by the Trustee under this
               Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel,

                      (B) all overdue interest on all Securities,

                      (C) the principal of and premium, if any, on any
               Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and

                      (D) to the extent that payment of such interest is lawful, interest upon overdue interest and overdue principal at the rate borne by the Securities which has become due otherwise than by such declaration of acceleration;

               (2) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction; and

               (3) all Events of Default, other than the non-payment of principal of, premium, if any, and interest on the Securities that has become due solely by such declaration of acceleration, have been cured or waived.

               No such rescission shall affect any subsequent default or impair any right consequent thereto.

SECTION 5.3    Collection of Indebtedness
               and Suits for Enforcement by Trustee.
               -------------------------------------

               Each of the Company and Finco covenants that if

               (l) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

               (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof or, with respect to any Security required to have been purchased pursuant to a Change of Control Offer or an Asset Sale Offer made by the Company, at the purchase date thereof, the Company or Finco will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

               In addition to the rights and powers set forth in Section 317(a) of the Trust Indenture Act, the Trustee shall be entitled to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders of the Securities allowed in any judicial proceeding relative to the Company or other obligor upon the Securities, its creditors, or its property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Holders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for compensation and expenses, including counsel fees incurred by it up to the date of such distribution.

               If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.4    Trustee May File Proofs of Claim.
               --------------------------------

               In case of any judicial proceeding relative to the Company or Finco (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.7.

               No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

SECTION 5.5    Trustee May Enforce Claims
               Without Possession of Securities.
               --------------------------------

               All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, distributions and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 5.6    Application of Money Collected.
               ------------------------------

               Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               FIRST: To the payment of all amounts due the Trustee under
        Section 6.7; and

               SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

SECTION 5.7    Limitation on Suits.
               -------------------

               No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

               (l) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

               (2) the Holders of not less than 25% in principal amount at maturity of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

               (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

               (4) the Trustee for 15 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

               (5) no direction inconsistent with such written request has been given to the Trustee during such 15-day period by the Holders of a majority in principal amount at maturity of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 5.8    Unconditional Right of Holders to
               Receive Principal, Premium and Interest.
               ---------------------------------------

               Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.7) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or in the case of a Change of Control Offer or an Asset Sale Offer made by the Company and required to be accepted as to such Security, on the relevant purchase date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.9    Restoration of Rights and Remedies.
               ----------------------------------

               If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, Finco, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10   Rights and Remedies Cumulative.
               ------------------------------

               Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11   Delay or Omission Not Waiver.
               ----------------------------

               No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 5.12   Control by Holders.
               ------------------

               The Holders of a majority in principal amount at maturity of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

               (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

               (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.


SECTION 5.13     Waiver of Past Defaults.
               -----------------------

               The Holders of not less than a majority in principal amount at maturity of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

               (1) in the payment of the principal of (or premium, if any) or interest on any Security (including any Security which is required to have been purchased pursuant to a Change of Control Offer or an Asset Sale Offer which has been made by the Company), or

               (2) in respect of a covenant or provision hereof which under
        Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

               Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14   Undertaking for Costs.
               ---------------------

               In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the

Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, including reasonable attorneys' fees and expenses, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the
                                     --------
Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or Finco, in any suit instituted by the Trustee, in any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount at maturity of the Outstanding Securities, or in any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity expressed in such Security (or, in the case of redemption, on or after the Redemption Date or, in the case of a Change of Control Offer or an Asset Sale Offer, made by the Company and required to be accepted as to such Security, on the Change of Control Purchase Date or the Asset Sale Offer date, as the case may be).

SECTION 5.15   Waiver of Stay or Extension Laws.
               --------------------------------

               The Company and Finco each covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and Finco each (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   The Trustee

SECTION 6.1    Certain Duties and Responsibilities.
               -----------------------------------

               (a) Except during the continuance of an Event of Default,

               (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by the provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

               (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

               (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent misconduct, except that
        (1) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

               (2) this Subsection (c) shall not be construed to limit the effect of Subsection (a) of this Section 6.1;

               (3) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (4) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount at maturity of the Outstanding Securities determined as provided in Sections 1.1,
        1.4 and 5.12, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities.

               (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.1.

SECTION 6.2    Notice of Defaults.
               ------------------

               Within 90 days after the occurrence of any Default, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders and provided, further, that in the case of any Default of the character specified in Section 5.1(4), no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

SECTION 6.3    Certain Rights of Trustee.
               -------------------------

               Subject to the provisions of Section 6.1:

               (a) the Trustee may conclusively rely as to the truth of the statements and correctness of the opinions expressed therein and shall be fully protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

               (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

               (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

               (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

               (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled (subject to reasonable confidentiality arrangements as may be proposed by the Company) to examine the books, records and premises of the Company, personally or by agent or attorney at the sole expense of the Company and, in the absence of negligence and bad faith, shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

               (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or custodians or nominees and the Trustee shall not be responsible for the supervision of, or any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

               (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

               (i) In the event that the Trustee is also acting as Authenticating Agent, Paying Agent or Security Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article VI shall also be afforded to such Authenticating Agent, Paying Agent and Security Registrar; and

               (j) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a Default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities.

SECTION 6.4    Not Responsible for Recitals
               or Issuance of Securities.
               ----------------------------

               The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 6.5    May Hold Securities.
               -------------------

               The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or Finco, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 6.6    Money Held in Trust.
               -------------------

               Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 6.7    Compensation and Reimbursement.
               ------------------------------

               The Company agrees

               (1) to pay to the Trustee from time to time such reasonable compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

               (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

               (3) to indemnify each of the Trustee or any predecessor trustee, its directors, officers, agents and employees for, and to hold them harmless against, any and all loss, damage, claim, liability or expense incurred without negligence or bad faith on its part, including taxes (other than taxes based upon, measured by or determined by the revenue or income of the Trustee), arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

               Except with respect to the Collateral, the Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing to it or any predecessor trustee pursuant to this Section 6.7, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

               When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(8) or Section 5.1(9), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

               The provisions of this Section shall survive any termination of this Indenture.

SECTION 6.8    Conflicting Interests.
               ---------------------

               If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 6.9    Corporate Trustee Required; Eligibility.
               ---------------------------------------

               There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $100,000,000 and its Corporate Trust Office in the Borough of Manhattan, The City of New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 6.10   Resignation and Removal;
               Appointment of Successor.
               ------------------------

               (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

               (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee in accordance with the applicable requirements of Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, at the expense of the Company the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

               (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount at maturity at Stated Maturity of the Outstanding Securities, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee in accordance with the applicable requirements of Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of notice of such removal, at the expense of the Company the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

               (d) If at any time:

               (1) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

               (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

               (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

               (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the

        Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount at maturity at Stated Maturity of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in accordance with the applicable requirements of Section 6.11, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

               (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

               (g) The resignation or removal of the Trustee pursuant to this
        Section 6.10 shall not affect the obligation of the Company to indemnify the Trustee pursuant to Section 6.7(3) in connection with the exercise or performance by the Trustee prior to its resignation or removal of any of its powers or duties hereunder.

               (h) No Trustee under this Indenture shall be liable for any action or omission of any successor Trustee.

SECTION 6.11   Acceptance of Appointment by Successor.
               --------------------------------------

               Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

               No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 6.12   Merger, Conversion, Consolidation
               or Succession to Business.
               ---------------------------------

               Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.13   Preferential Collection of
               Claims Against Company or Finco.
               -------------------------------

               If and when the Trustee shall be or become a creditor of the Company or Finco (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or Finco (or any such other obligor).

SECTION 6.14   Appointment of Authenticating Agent.
               -----------------------------------

               The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption or partial purchase or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $100,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

               Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

               An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.6, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

               The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

               If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

               This is one of the Securities described in the within-mentioned Indenture.

Dated:

                                                   As Trustee

                                    By__________________________
                                      As Authenticating Agent

                                    By___________________________
                                      Authorized Signatory

                                   ARTICLE VII

                 Holders' Lists and Reports by Trustee and Company

SECTION 7.1    Company to Furnish Trustee
               Names and Addresses of Holders.
               ------------------------------

               The Company will furnish or cause to be furnished to the Trustee

               (a) semi-annually, not more than 15 days after each February 15 and August 15, commencing February 15, 1998, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

               (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its
---------
capacity as Security Registrar.

SECTION 7.2    Preservation of Information;
               Communications to Holders.
               ----------------------------

               (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

               (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

               (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 7.3    Reports by Trustee.
               ------------------

               (a) Within 60 days after May 15 of each year commencing May 15, 1998, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture to the extent required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

               (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange.

SECTION 7.4    Reports by Company.
               ------------------

               The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compli-ance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                  ARTICLE VIII

               Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 8.1    Company May Consolidate,
                Etc. Only on Certain Terms.
               ---------------------------

               The Company (x) shall not, in any transaction or series of transactions, merge or consolidate with or into, or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety to, any Person or Persons, and (y) shall not permit any of its Restricted Subsidiaries to enter into any such transaction or series of transactions if such transaction or series of transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the properties and assets of the Company or the Company and its Restricted Subsidiaries, taken as a whole, to any other Person or Persons, unless, in each case (x) or (y), at the time and after giving effect thereto

        (1)  either:

               (A) if the transaction or transactions is a merger or consolidation, the Company or such Restricted Subsidiary, as the case may be, shall be the surviving Person of such merger or consolidation, or

               (B) the Person formed by such consolidation or into which the Company or such Restricted Subsidiary, as the case may be, is merged or to which the properties and assets of the Company or such Restricted Subsidiary, as the case may be, substantially as an entirety, are transferred (any such surviving Person or transferee Person being the "Surviving Entity") shall be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume by a supplemental indenture executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company, under the Securities and this Indenture and the Registration Rights Agreement, and in each case, this Indenture shall remain in full force and effect;

        (2) immediately before and immediately after giving effect to such transaction or series of transactions on a pro forma basis (including,
                                                   ---------
        without limitation, any Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction or series of transactions), no Default or Event of Default shall have occurred and be continuing; and

        (3) the Company or the Surviving Entity, as the case may be, after giving effect to such transaction or series of transactions on a pro forma basis (including, without limitation, any Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction or series of transactions), could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) under Section 10.8 (assuming a market rate of interest with respect to such additional Indebtedness).

               In connection with any consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposition contemplated by the foregoing provisions of this Section 8.1, the Company shall deliver, or cause to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposition and the indenture supplemental hereto in respect thereof (required under clause (1)(B) of this Section 8.1) comply with the requirements of this Indenture. Each such Officers' Certificate shall set forth the manner of determination of the ability to Incur Debt in accordance with clause (3) of this
Section 8.1.

SECTION 8.2    Successor Substituted.
               ---------------------

               Upon any transaction or series of transactions that are of the type described in clause (x) or (y) of, and are effected in accordance with,
Section 8.1, the Surviving Entity shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Surviving Entity had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE IX

                   Amendments; Waivers; Supplemental Indentures

SECTION 9.1    Amendments, Waivers and Supplemental
               Indentures Without Consent of Holders.
               -------------------------------------

               Without the consent of any Holders, each of the Company and Finco, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may amend, waive or supplement this Indenture, for any of the following purposes:

               (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

               (2) to add to the covenants of the Company or Finco for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company or Finco; or

               (3) to secure the Securities pursuant to the requirements of
        Section 10.12 or otherwise; or

               (4) to comply with any requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act; or

               (5) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided that the Company shall have delivered to the Trustee an Opinion of
--------
Counsel stating that such action pursuant to clauses (1), (2), (3), (4) or (5) above does not adversely affect the rights of any Holder of Securities.

SECTION 9.2    Modifications, Amendments and Supplemental
               Indentures with Consent of Holders.
               ------------------------------------------

               With the consent of the Holders of not less than a majority in principal amount at maturity of the Outstanding Securities, by Act of said Holders delivered to the Company, Finco and the Trustee, each of the Company and Finco, when authorized by a Board Resolution, and the Trustee may modify, amend or supplement this Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such modification, amendment or supplemental
--------  -------
indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

               (1) reduce the principal amount at maturity of, extend the Stated Maturity of or alter the Redemption provisions of, the Securities,

               (2) change the currency in which any Securities or any premium or the interest thereon is payable,

               (3) reduce the percentage in principal amount at maturity of Outstanding Securities that must consent to an amendment, supplement or waiver or consent to take any action under the Indenture or the Securities,

               (4) impair the right to institute suit for the enforcement of any payment on or with respect to the Securities,

               (5) waive a default in payment with respect to the Securities,

               (6) amend, change or modify the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control or make and consummate the offer with respect to any Asset Sale or modify any of the provisions or definitions with respect thereto,

               (7) reduce or change the rate or time for payment of interest on the Securities,

               (8) modify or change any provision of this Indenture affecting the ranking of the Securities in a manner adverse to the Holders of the Securities, or

               (9) modify the provisions of the Deposit Agreement or Section
        10.21 in any manner adverse to the Holders (provided that any amendment to the definition of Rainbow Consummation need be approved only by Holders of not less than a majority in principal amount at Maturity of the Outstanding Securities) or release any of the Collateral from the Lien securing the Securities (unless the Rainbow Consummation shall have occurred or the Company has purchased at the Purchase Price all Securities tendered pursuant to a Deposit Offer made pursuant to Section 10.21) or permit any other Indebtedness or other obligation to be secured by the Deposit Funds.

               It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment or supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto in accordance with Section 1.4 hereof.

SECTION 9.3    Execution of Supplemental Indentures.
               ------------------------------------

               In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.4  Effect of Supplemental Indentures.
             ---------------------------------

        Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.5  Conformity with Trust Indenture Act.
             -----------------------------------

        Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 9.6  Reference in Securities
             to Supplemental Indentures.
             --------------------------

        Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                    ARTICLE X

                                    Covenants

SECTION 10.1   Payment of Principal,
               Premium and Interest.
               ---------------------

               The Company or Finco will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.


SECTION 10.2   Maintenance of Office or Agency.
               -------------------------------

               The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands. In the event any such notice or demands are so made or served on the Trustee, the Trustee will promptly forward copies thereof to the Company.

               The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 10.3   Money for Security Payments
               to be Held in Trust.
               ---------------------------

               If the Company or Finco shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

               Whenever the Company or Finco shall have one or more Paying Agents, the Company or Finco will, prior to 1:00 p.m. New York City time on each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company and Finco will promptly notify the Trustee of its action or failure so to act.

               The Company or Finco will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will: (i) comply with the provisions of the Trust Indenture Act applicable to it as Paying Agent and (ii) during the continuance of any default by the Company and Finco (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

               The Company or Finco may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent (other than the Company or Finco) to the Trustee, such Paying

Agent shall be released from all further liability with respect to such money.

               Any money deposited with the Trustee or any Paying Agent, or then held by the Company or Finco, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company or Finco) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company and Finco for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company or Finco as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company or Finco.

SECTION 10.4   Existence; Activities of Finco.
               ------------------------------

               Subject to Article VIII, each of the Company or Finco will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and material franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders. So long as any of the Securities shall remain outstanding, the Company shall maintain ownership of 100% of the outstanding securities of Finco, other than the Securities, and Finco shall engage in no business activities, shall not borrow money and shall not own any property or assets.

SECTION 10.5   Maintenance of Properties.
               -------------------------

               The Company will cause all material properties used or useful in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such material properties if such discontinuance is desirable in the conduct of its business or the business of any Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 10.6   Payment of Taxes and Other Claims.
               ---------------------------------

               The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Restricted Subsidiaries or upon the income, profits or property of the Company or any of its Restricted Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its Restricted Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 10.7   Maintenance of Insurance.
               ------------------------

               The Company shall, and shall cause its Restricted Subsidiaries to, keep at all times all of their properties which are of an insurable nature insured against loss or damage with insurers believed by the Company to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice. The Company shall, and shall cause its Restricted Subsidiaries to, use the proceeds from any such insurance policy to repair, replace or otherwise restore all material properties to which such proceeds relate, provided, however, that the Company shall not be required to repair, replace or otherwise restore any such material property if such inaction is desirable in the conduct of the business of the Company or any Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 10.8   Limitation on Indebtedness.
               --------------------------

               The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or in any manner become directly or indirectly liable, contingently or otherwise (in each case, to "incur"), for the payment of any Indebtedness (including any Acquired Indebtedness) other than Permitted Indebtedness unless the ratio of (i) the aggregate consolidated principal amount of Indebtedness of the Company and its Restricted Subsidiaries outstanding as reflected on the most recent available quarterly or annual balance sheet, after giving pro forma effect to the incurrence of such Indebtedness and any other Indebtedness incurred since such balance sheet date and the receipt and application of the proceeds thereof, to (ii) Consolidated Cash Flow of the Company and its Restricted Subsidiaries for the four full fiscal quarters next preceding the incurrence of such Indebtedness for which consolidated financial statements are available, determined on a pro forma basis as if any such Indebtedness had been incurred and the proceeds thereof had been applied at the beginning of such four fiscal quarters, would be less then 6.0 to 1.

SECTION 10.9   Limitation on Restricted Payments.
               ---------------------------------

               The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

               (1) declare or pay any dividend or make any other distribution or payment on or in respect of Capital Stock of the Company or any of its Restricted Subsidiaries or make any payment to the direct or indirect holders (in their capacities as such) of Capital Stock of the Company or any of its Restricted Subsidiaries (other than dividends or distribu-tions payable solely in Capital Stock of the Company (other than Redeemable Capital Stock) or in options, warrants or other rights to purchase Capital Stock of the Company (other than Redeemable Capital Stock)) (other than the declaration or payment of dividends or other distributions to the extent declared or paid to the Company or any Restricted Subsidiary),

               (2) purchase, redeem, defease or otherwise acquire or retire for value any Capital Stock (other than Redeemable Capital Stock) of the Company (or of any of its Restricted Subsidiaries if such Capital Stock is owned by an Affiliate of the Company) or any options, warrants, or other rights to purchase any such Capital Stock (other than any such securities owned by a Restricted Subsidiary),

               (3) make any principal payments on, or purchase, defease, repurchase, redeem or otherwise acquire or retire for value, prior to any scheduled maturity, scheduled repayment, scheduled sinking fund payment or other Stated Maturity, any Redeemable Capital Stock or Subordinated Indebtedness of the Company (other than any such Redeemable Capital Stock or Subordinated Indebtedness owned by the Company or a Restricted Subsidiary), or

               (4) make any Investment (other than any Permitted Investment) in any Person

(such payments or Investments described in the preceding clauses (1), (2), (3) and (4) are collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to the proposed Restricted Payment (the amount of any such Restricted Payment, if other than cash, shall be the Fair Market Value of the asset(s) proposed to be transferred by the Company or such Restricted Subsidiary, as the case may be, pursuant to such Restricted Payment),
(A) no Default or Event of Default shall have occurred and be continuing, (B) immediately prior to and after giving effect to such Restricted Payment, the Company would be able to incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 10.8 above (assuming a market rate of interest with respect to such additional Indebtedness) and (C) the aggregate amount of all Restricted

Payments declared or made from and after the Issue Date would not exceed the sum of:

               (i) the excess of the aggregate Consolidated Cash Flow of the Company minus the product of (x) 1.75 times the Consolidated Interest Expense of the Company from the Issue Date to August 31, 1999 and (y)
        1.5 times the Consolidated Interest Expense of the Company from September 1, 1999 to August 15, 2007, in each case accrued on a cumulative basis during the period beginning on the Issue Date (or, in the case of clause (y), on September 1, 1999) and ending on the last day of the fiscal quarter of the Company immediately preceding the date of such proposed Restricted Payment;

               (ii) the aggregate net cash proceeds received by the Company as capital contributions to the Company after the Issue Date and which constitute shareholders' equity of the Company in accordance with GAAP;

               (iii) the aggregate net cash proceeds received by the Company from the issuance or sale of Capital Stock (excluding Redeemable Capital Stock) of the Company to any Person (other than to a Subsidiary of the Company) after the Issue Date;

               (iv) the aggregate net cash proceeds received by the Company from any Person (other than a Subsidiary of the Company) upon the exercise of any options, warrants or rights to purchase shares of Capital Stock (other than Redeemable Capital Stock) of the Company after the Issue Date;

               (v) the aggregate net cash proceeds received after the Issue Date by the Company from any Person (other than a Subsidiary of the Company) for debt securities that have been converted or exchanged into or for Capital Stock of the Company (other than Redeemable Capital Stock) (to the extent such debt securities were originally sold for cash) plus the aggregate amount of cash received by the Company (other than from a Subsidiary of the Company) in connection with such conversion or exchange;

               (vi) in the case of the disposition or repayment of any Investment constituting a Restricted Payment after the Issue Date, an amount equal to the lesser of the return of capital with respect to such Investment and the initial amount of such Investment, in either case, less the cost of the disposition of such Investment; and

               (vii) so long as the Designation thereof was treated as a Restricted Payment made after the Issue Date, with respect to any Unrestricted Subsidiary that has been redesignated as a Restricted Subsidiary after the Issue Date in accordance with Section 10.18 of this Indenture, the Fair Market Value of the Company's interest in such Subsidiary calculated in accordance with GAAP, provided that such amount shall not in any case exceed the Designation Amount with respect to such Restricted Subsidiary upon its Designation, minus:

        the Designation Amount (measured as of the date of Designation) with respect to any Subsidiary of the Company which has been designated as an Unrestricted Subsidiary after the Issue Date in accordance with Section
        10.18 of this Indenture.

               For purposes of the preceding clause (C)(iv), the value of the aggregate net proceeds received by the Company upon the issuance of Capital Stock upon the exercise of options, warrants or rights will be the net cash proceeds received upon the issuance of such options, warrants or rights plus the incremental amount received by the Company upon the exercise thereof.

               None of the foregoing provisions in this Section 10.9 will prohibit, so long, in the case of clauses (2) to (5) and (7) below, as there is no Default or Event of Default continuing, (1) the payment of any dividend or distribution within 60 days after the date of its declaration, if at the date of declaration such payment would be permitted by the foregoing paragraph; (2) the redemption, repurchase or other acquisition or retirement of any shares of any class of Capital Stock of the Company in exchange for, or out of the net cash proceeds of, a substantially concurrent issue and sale of other shares of Capital Stock (other than Redeemable Capital Stock) of the Company to any Person (other than to a Subsidiary of the Company); provided, however, that such
                                                    --------  -------
net cash proceeds are excluded from clause (C) of the second preceding paragraph; (3) any redemption, repurchase or other acquisition or retirement of Subordinated Indebtedness by exchange for, or out of the net cash proceeds of, a substantially concurrent issue and sale of (A) Capital Stock (other than Redeemable Capital Stock) of the Company to any Person (other than to a Subsidiary of the Company); provided, however, that any such net cash proceeds
                            --------  -------
are excluded from clause (C) of the second preceding paragraph; or (B) Indebtedness of the Company so long as such Indebtedness is Subordinated Indebtedness which (w) has no Stated Maturity earlier than the 91st day after the Maturity Date, (x) has an Average Life to Stated Maturity greater than the remaining Average Life to Stated Maturity of the Securities and (y) is subordinated to the Securities in the same manner and to the same extent as the Subordinated Indebtedness so purchased, exchanged, redeemed, acquired or retired; (4) Investments constituting Restricted Payments made as a result of the receipt of non-cash consideration from any Asset Sale made pursuant to and in compliance with this Indenture; (5) the payment of pro rata dividends to holders of Capital Stock of Restricted Subsidiaries; (6) distributions by the Company to the holders of its equity interests to the extent necessary to enable such holders to pay federal and state income tax liabilities arising from income of the Company (other than income arising from the conversion of the Company into a corporation) and attributable to them solely by virtue of the fact that the Company is an entity taxed as a partnership (the amount of any such distribution to be calculated at the highest applicable marginal income tax rate for a corporation without giving effect to the tax attributes of any holder of common equity interests), and (7) payments by the Company to purchase Capital Stock from management or employees of the Company or any of its Subsidiaries, or their authorized representatives, upon the death, disability or termination of employment of such employees, in aggregate amounts under this clause (7) not to exceed $5,000,000 in any fiscal year of the Company. Any payments made pursuant to clauses (1), (4) and (7) of this paragraph shall, without duplication, be taken into account in calculating the amount of Restricted Payments made from and after the Issue Date.

SECTION 10.10  Limitation on Preferred Stock
               of Restricted Subsidiaries.
               -----------------------------

               The Company shall not permit any Restricted Subsidiary to issue any Preferred Stock other than Preferred Stock issued to the Company or a Restricted Subsidiary. The Company shall not sell, transfer or otherwise dispose of Preferred Stock issued by a Restricted Subsidiary of the Company or permit a Restricted Subsidiary to sell, transfer or otherwise dispose of Preferred Stock issued by a Restricted Subsidiary, other than to the Company or a Restricted Subsidiary. Notwithstanding the foregoing, nothing in such covenant will prohibit the ownership of Preferred Stock issued by a Person prior to the time
(A) such Person becomes a Restricted Subsidiary of the Company, (B) such Person merges with or into a Restricted Subsidiary of the Company or (C) a Restricted Subsidiary of the Company merges with or into such Person; provided, further, that such Preferred Stock was not issued or incurred by such Person in anticipation of a transaction contemplated by subclause (A), (B), or (C) above.

SECTION 10.11  Limitation on Transactions
               with Affiliates.
               --------------------------

               The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into any transaction or series of related transactions (including, without limitation, the sale, transfer, disposition, purchase, exchange or lease of assets, property or services) with, or for the benefit of, any of its Affiliates (other than Restricted Subsidiaries), except (a) on terms that are no less favorable to the Company or such Restricted Subsidiary, as the case may be, than those which could have been obtained in a comparable transaction at such time from Persons who are not Affiliates of the Company, (b) with respect to a transaction or series of related transactions involving aggregate payments or value equal to or greater than $25,000,000, the Company shall have delivered an Officers' Certificate to the Trustee certifying that such transaction or transactions comply with the preceding clause (a) and that such transaction or transactions have been approved by a majority of the Disinterested Members of the Board of Directors of the Company and (c) with respect to a transaction or series of related transactions

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

involving aggregate payments or value equal to or greater than $50,000,000 (other than agreements whereby the Company or a Restricted Subsidiary of the Company obtains or grants a license or other rights to broadcast sporting events or syndicated entertainment programs in the ordinary course of business), the Company shall have obtained a written opinion from an Independent Financial Advisor stating that the terms of such transaction or series of transactions are fair, from a financial point of view, to the Company or the Restricted Subsidiary involved, as the case may be.

        Notwithstanding the foregoing, the restrictions set forth in this covenant shall not apply to (i) transactions with or among the Company and the Restricted Subsidiaries of the Company, (ii) customary directors' fees, indemnification and similar arrangements, consulting fees, employee salaries, bonuses or employment agreements, compensation or employee benefit arrangements and incentive arrangements with any officer, director or employee of the Company or any Restricted Subsidiary entered into in the ordinary course of business,
(iii) any Restricted Payments paid in compliance with Section 10.9 of this Indenture, (iv) Permitted Investments, (v) loans and advances to officers, directors and employees of the Company or any Restricted Subsidiary for travel, entertainment, moving and other relocation expenses, in each case made in the ordinary course of business, (vi) transactions pursuant to agreements existing on the date of this Indenture or (vii) the incurrence of intercompany Indebtedness which constitutes Permitted Indebtedness.

SECTION 10.12  Limitations on Liens.
               --------------------

               The Company shall not, and shall not permit any of its Restricted Subsidiaries to, create, incur, assume or suffer to exist any Liens of any kind against or upon any of its property or assets, or any proceeds therefrom, unless the Securities are equally and ratably secured (except that Liens securing Subordinated Indebtedness shall not be permitted in any circumstances), except for (a) Liens securing the Securities; (b) Liens securing Indebtedness which is incurred to refinance Indebtedness which has been secured by a Lien permitted under this Indenture and which has been incurred in accordance with the provisions of this Indenture; provided, however, that
                              --------  -------

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

such Liens do not extend to or cover any property or assets of the Company or any of its Restricted Subsidiaries not securing the Indebtedness so refinanced; and (c) Permitted Liens.

SECTION 10.13  Change of Control.
               -----------------

               On or before the 30th day after the date of the occurrence of a Change of Control (the "Change of Control Date"), the Company shall make an Offer to Purchase (a "Change of Control Offer") on a date not more than 60 nor less than 30 days following the commencement of the Change of Control Offer (the "Change of Control Purchase Date") all of the then Outstanding Securities tendered at a purchase price (the "Change of Control Purchase Price") equal to 101% of the Accreted Value on the Change of Control Purchase Date, unless the Change of Control Purchase Date is on or after the earlier to occur of August 15, 2002 and the Cash Interest Election Date, in which case such purchase price shall be equal to 101% of the aggregate principal amount at maturity thereof plus accrued and unpaid interest, if any, to the Change of Control Purchase Date. The Company shall be required to purchase all Securities tendered into the Change of Control Offer and not withdrawn.

               On the Change of Control Purchase Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent money, in immediately available funds, sufficient to pay the purchase price of all Securities or portions thereof so tendered and accepted and (iii) deliver to the Trustee the Securities so accepted together with an Officers' Certificate setting forth the Securities or portions thereof tendered to and accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to the Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and make available for delivery to such Holders a new Security of like tenor equal in principal amount at maturity to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Change of Control Offer not later than

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

the first Business Day following the Change of Control Purchase Date.

               The Company shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements applicable to a Change of Control Offer made by the Company and purchases all Securities validly tendered and not withdrawn under such Change of Control Offer.

               The Company shall comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder, to the extent such laws or regulations are applicable, in the event that a Change of Control occurs and the Company is required to purchase Securities as described above.

SECTION 10.14  Disposition of Proceeds of Asset Sales.
               --------------------------------------

               The Company shall not, and shall not permit any of its Restricted Subsidiaries to, make any Asset Sale unless (a) the Company or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the shares or assets sold or otherwise disposed of and (b) at least 75% of such consideration consists of cash or Cash Equivalents or properties or assets that will be used in the business of the Company and its Restricted Subsidiaries. To the extent that the Net Cash Proceeds of any Asset Sale are not required to be applied to repay, and permanently reduce the commitments under, the Bank Credit Agreement or are not so applied, the Company or such Restricted Subsidiary, as the case may be, may apply the Net Cash Proceeds from such Asset Sale, within 365 days of such Asset Sale, (i) to repay Indebtedness incurred not more than 90 days before such Asset Sale to purchase, or (ii) to the purchase price for an acquisition consummated not more than 90 days before such Asset Sale of, or (iii) within 365 days after such Asset Sale to, an investment in properties and assets that replace the properties and assets that were the subject of such Asset Sale or in properties and assets that will be used in the business of the Company and its Restricted Subsidiaries existing on the Issue Date or in businesses reasonably related thereto ("Replacement Assets"). Any

Net Cash Proceeds from any Asset Sale that are neither used to repay, and permanently reduce the commitments under, the Bank Credit Agreement nor invested in Replacement Assets within such periods constitute "Excess Proceeds" subject to disposition as provided below.

               When the aggregate amount of Excess Proceeds equals or exceeds $15,000,000, the Company shall within 20 days thereof make an Offer to Purchase (an "Asset Sale Offer"), on a pro rata basis from all Holders of the Securities and all holders of the Company's Senior Notes, an aggregate principal amount of Securities at their Accreted Value (as provided herein and in the Securities) and principal amount of Senior Notes equal to such Excess Proceeds, at a price in cash for the Securities equal to 100% of the Accreted Value on the Purchase Date, unless the Purchase Date is on or after the earlier to occur of August 15, 2002 and the Cash Interest Election Date, in which case such purchase price shall be equal to 100% of the principal amount at maturity thereof (the "Asset Sale Offer Price") plus accrued and unpaid interest, if any, to the Purchase Date (and at a price in cash for the Senior Notes as provided in the Senior Notes). To the extent that the aggregate purchase price for the Securities and Senior Discount Notes tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Company may use such deficiency for general corporate purposes. The Securities shall be purchased by the Company, at the option of the Holder thereof, in whole or in part in integral multiples of $1,000 principal amount at maturity. Upon completion of such Asset Sale Offer, the amount of Excess Proceeds shall be reset to zero.

               On the Asset Sale Offer Purchase Date, the Company shall (i) accept for payment (subject to pro ration as described in the Offer to Purchase) Securities or portions thereof tendered pursuant to the Asset Sale Offer, (ii) deposit with the Paying Agent money, in immediately available funds, sufficient to pay the purchase price of all Securities or portions thereof so tendered and accepted and (iii) deliver to the Trustee the Securities so accepted together with an Officers' Certificate setting forth the Securities or portions thereof tendered to and accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to the Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall

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

promptly authenticate and make available for delivery to such Holders a new Security of like tenor equal in principal amount at maturity to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Asset Sale Offer not later than the first business Day following the Asset Sale Offer Purchase Date.

               Whenever the aggregate amount of Excess Proceeds received by the Company and its Restricted Subsidiaries exceeds $15,000,000, such Excess Proceeds shall, prior to the purchase of Securities, be set aside by the Company or such Restricted Subsidiary, as the case may be, in a separate account pending
(i) deposit with the Trustee of the amount required to purchase the Securities tendered in an Asset Sale Offer or (ii) delivery by the Company of the Asset Sale Offer Price to the Holders of the Securities validly tendered and not withdrawn pursuant to an Asset Sale Offer. Such Excess Proceeds may be invested in Cash Equivalents, as directed by the Company, having a maturity date which is not later than the earliest possible date for purchase of Securities pursuant to the Asset Sale Offer. The Company will be entitled to any interest or dividends accrued, earned or paid on such Cash Equivalents.

               The Company shall not, and shall not permit any Restricted Subsidiary of the Company to, create or permit to exist or become effective any restriction (other than restrictions existing under Indebtedness outstanding on the date of this Indenture and in the Bank Credit Agreement as of the date of its execution) that would materially impair the ability of the Company to make an Asset Sale Offer or, if such an offer is made, to pay for the Securities tendered for purchase.

               The Company shall comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder, to the extent such laws and regulations are applicable, in the event that an Asset Sale occurs and the Company is required to purchase Securities as described above.

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

SECTION 10.15  Limitation on Dividends
               and Other Payment Restrictions
               Affecting Restricted Subsidiaries.
               ---------------------------------

               The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary of the Company to

        (1) pay dividends, in cash or otherwise, or make any other distributions on or in respect of its Capital Stock or any other interest or participation in, or measured by, its profits,

        (2) pay any Indebtedness owed to the Company or any other Restricted Subsidiary of the Company,

        (3) make loans or advances to the Company or any other Restricted Subsidiary of the Company,

        (4) transfer any of its properties or assets to the Company or any other Restricted Subsidiary of the Company or

        (5) guarantee any Indebtedness of the Company or any other Restricted Subsidiary of the Company,

except for such encumbrances or restrictions existing under or by reason of

        (A)  applicable law,

        (B) customary non-assignment provisions of any contract or any lease governing a leasehold interest of the Company or any Restricted Subsidiary of the Company,

        (C) customary restrictions on transfers of property subject to a Lien permitted under the Indenture,

        (D) the Bank Credit Agreement, but only if the Bank Credit Agreement permits payments to the Company by its Restricted Subsidiaries in amounts sufficient to make interest payments on the Securities unless there is a continuing default under the Bank Credit

        Agreement or the making of any such interest payment would (with or without the giving of notice or passage of time or both) result in a default under the Bank Credit Agreement,

        (E) any agreement or other instrument of a Person acquired by the Company or any Restricted Subsidiary of the Company in existence at the time of such acquisition (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired,

        (F) an agreement entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of a Restricted Subsidiary or an agreement entered into for the sale of specified assets (in either case, so long as such encumbrance or restriction, by its terms, terminates on the earlier of the termination of such agreement or the consummation of such agreement and so long as such restriction applies only to the Capital Stock or assets to be sold), and

        (G) any agreement that amends, extends, refinances, renews or replaces any agreement described in the foregoing clauses, provided that the
                                                          --------
        terms and conditions of any such agreement are not materially less favorable to the Holders of the Securities than those under or pursuant to the agreement amended, extended, refinanced, renewed or replaced.

SECTION 10.16  Limitation on Guarantees
               by Restricted Subsidiaries.
               --------------------------

               The Company shall not permit any of its Restricted Subsidiaries, directly or indirectly, to assume, guarantee or in any other manner become liable with respect to any Indebtedness of the Company (other than Indebtedness under the Bank Credit Agreement) unless (A) such Restricted Subsidiary is permitted to incur such Indebtedness under Section 10.8 of this Indenture, or
(B) (i) such Restricted Subsidiary simultaneously executes and delivers a guarantee and becomes a guarantor of the Securities and (ii) such Restricted Subsidiary waives and will not in any manner whatsoever claim or take the

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

benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Company, or any Restricted Subsidiary of the Company as a result of any payment by such Restricted Subsidiary under its guarantee.

SECTION 10.17  Limitations on
               Sale-Leaseback Transactions.
               ---------------------------

               The Company shall not, and shall not permit any of its Restricted Subsidiaries to, enter into any Sale- Leaseback Transaction with respect to any property of the Company or any of its Restricted Subsidiaries. Notwithstanding the foregoing, the Company and its Restricted Subsidiaries may enter into Sale-Leaseback Transactions, provided, that (a) the Attributable Value of such
                             --------
Sale- Leaseback Transaction shall be deemed to be Indebtedness of the Company or such Restricted Subsidiary and (b) after giving pro forma effect to any such
                                                ---------
Sale-Leaseback Transaction and the foregoing clause (a), the Company or such Restricted Subsidiary would be able to incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 10.8 of this Indenture (assuming a market rate of interest with respect to such additional Indebtedness).

SECTION 10.18  Limitations on Designation
               of Unrestricted Subsidiaries.
               ----------------------------

               (a) The Company may designate after the Issue Date any Subsidiary as an "Unrestricted Subsidiary" under this Indenture (a "Designation")
                                                                 -----------
        only if:

               (i) no Default shall have occurred and be continuing at the time of or after giving effect to such Designation;

               (ii) the Company would be permitted to make an Investment (other than a Permitted Investment) at the time of Designation (assuming the effectiveness of such Designation) pursuant to the first paragraph of Section 10.9 in an amount (the "Designation Amount")
                                                            ------------------
               equal to the Fair Market Value of the Company's interest in such Subsidiary on such date calculated in accordance with GAAP; and

               (iii) the Company would be permitted under the Indenture to incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 10.8 at the time of such Designation (assuming the effectiveness of such Designation).

               In the event of any such Designation, the Company shall be deemed to have made an Investment constituting a Restricted Payment pursuant to Section
10.9 for all purposes of this Indenture in the Designation Amount.

               The Company shall not, and shall not cause or permit any Restricted Subsidiary to, at any time (x) provide credit support for or subject any of its property or assets (other than the Capital Stock of any Unrestricted Subsidiary) to the satisfaction of, any Indebtedness of any Unrestricted Subsidiary (including any undertaking, agreement or instrument evidencing such Indebtedness), (y) be directly or indirectly liable for any Indebtedness of any Unrestricted Subsidiary or (z) be directly or indirectly liable for any Indebtedness which provides that the holder thereof may (upon notice, lapse of time or both) declare a default thereon or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity upon the occurrence of a default with respect to any Indebtedness of any Unrestricted Subsidiary (including any right to take enforcement action against such Unrestricted Subsidiary), except any non-recourse guarantee given solely to support the pledge by the Company or any Restricted Subsidiary of the Capital Stock of an Unrestricted Subsidiary. No Unrestricted Subsidiary shall at any time guarantee or otherwise provide credit support for any obligation of the Company or any Restricted Subsidiary, except as provided in the Bank Credit Agreement. All Subsidiaries of Unrestricted Subsidiaries shall automatically be deemed to be Unrestricted Subsidiaries.

               (b) The Company may revoke any Designation of a Subsidiary as an Unrestricted Subsidiary (a "Revocation") if:
                                    ----------

               (i) no Default shall have occurred and be continuing at the time of and after giving effect to such Revocation;

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

               (ii) all Liens and Indebtedness of such Unrestricted Subsidiary outstanding immediately following such Revocation would, if incurred at such time by a Restricted Subsidiary, have been permitted to be incurred for all purposes of this Indenture; and

               (iii) any transaction (or series of related transactions) between such Subsidiary and any of its Affiliates that occurred on or after the Issue Date while such Subsidiary was an Unrestricted Subsidiary would be permitted by Section 10.11 as if such transaction (or series of related transactions) had occurred at the time of such Revocation; provided, however, that this clause
               (iii) shall not apply to the revocation of the Designation as an Unrestricted Subsidiary on the Issue Date.

               (c) In the event the Company or a Restricted Subsidiary makes any Investment in any Person which was not previously a Subsidiary and such Person thereby becomes a Subsidiary, such Person shall automatically be an Unrestricted Subsidiary and the Company may designate such Subsidiary as a Restricted Subsidiary only if it meets the foregoing requirements of clauses (i) and (ii) of paragraph (b).

               (d) All Designations and Revocations must be evidenced by Board Resolutions of the Company delivered to the Trustee certifying compliance with the foregoing provisions.

SECTION 10.19  Provision of Financial Information.
               ----------------------------------

               Whether or not the Company is subject to Section 13(a) or 15(d) of the Exchange Act, or any successor provision thereto, the Company shall file with the Commission the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission (if permitted by Commission practice and applicable law and regulations) pursuant to such Section 13(a) or 15(d) or any successor provision thereto if the Company were subject thereto, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required to file them. The Company shall also in any event (a) within 15 days after each Required Filing Date (i) transmit, or cause to be transmitted, by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders, and (ii) file with the Trustee copies of the annual reports, quarterly reports and other documents which the Company is required to file with the Commission pursuant to the preceding sentence or, if such filing is not so permitted, information of a similar nature and (b) if filing such documents by the Company with the Commission is not permitted by Commission practice and applicable law and regulations, promptly upon written request supply copies of such documents to any prospective Holder; provided, however, that the Company may omit to provide
                        --------  -------
to the Holders any exhibit filed with any such reports and documents to the extent the Company determines that such exhibit does not contain information that is material to the Holders. In addition, for so long as any Securities remain outstanding, the Company will furnish to the Holders of Securities and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, and, to any beneficial Holder of Securities, if not obtainable from the Commission, information of the type that would be filed with the Commission pursuant to the foregoing provisions upon the request of any such Holder.

SECTION 10.20  Statement by Officers as to
               Default; Compliance Certificates.
               --------------------------------

               (a) The Company shall deliver to the Trustee, prior to March 31 in each year, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder), and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

               (b) The Company shall deliver to the Trustee, as soon as possible and in any event within five days after the Company becomes aware of the occurrence of a Default or an Event of Default, an Officers' Certificate setting forth the details of such Default or Event of Default, and the action which the Company proposes to take with respect thereto.

SECTION 10.21  Deposit of Funds with Deposit Agent:
               Offer to Purchase upon a Deposit Event.
               --------------------------------------

               (a) On the Issue Date, the Company shall deposit with the Deposit Agent the net proceeds of the offering of the Securities after deducting offering expenses. All Collateral shall be held in the Deposit Account until permitted to be disbursed pursuant to the Deposit Agreement and then shall be disbursed strictly in accordance with the terms thereof.

               (b) In order to secure the payment and performance of the Company's obligation to repurchase the Securities tendered in connection with an Offer to Purchase made upon a Deposit Event, the Company hereby grants to the Trustee, for the benefit of the Holders, a continuing security interest in and to the Collateral, whether now owned or existing or hereafter acquired or arising. The Trustee shall have no obligation to file any financing statement or otherwise take any action to maintain or perfect any such security interest. The Company covenants and agrees that such security interest shall be a first priority security interest and that the Deposit Funds shall not be subject to any other Lien. The Company will not seek to remove any Deposit Funds held in the Deposit Account prior to the later of (i) the Rainbow Consummation or (ii) so long as the Company shall have purchased at the Purchase Price all Securities tendered pursuant to the Offer to Purchase required upon an Deposit Event, the day after the Purchase Date related to such Offer to Purchase (or the day after acceptance and set-aside as described in Section 10.21(g)), other than to fund any Offer to Purchase made pursuant to paragraph (d) below of this Section 10.21.

               (c)(i) In the event of the occurrence of a Deposit Event, the Company shall notify the Holders of the Securities, in the manner prescribed by this Indenture, of such occurrence and shall make an Offer to Purchase all outstanding Securities at a purchase price in cash equal to 100% of the Accreted Value on the Purchase Date, unless the Purchase Date is on or after the earlier to occur of August 15, 2002 and the Cash Interest Election Date, in which case such purchase price shall be equal to 100% of the principal amount at maturity thereof, plus accrued and unpaid interest to the Purchase Date. The Expiration Date and Purchase Date of such Offer to Purchase shall be no later than March 31, 1998. The Company shall not extend the Expiration Date and Purchase Date of such Offer to Purchase unless required by applicable tender offer laws or regulations. The Company shall, to the extent that it is required to make, or as permitted by this Section 10.21 makes, an Offer to Purchase described in the first sentence of this paragraph
(c), fund any shortfall of the Deposit Funds in the Deposit Account to purchase all Securities tendered pursuant to such Offer to Purchase.

               (ii) If, at any time prior to December 30, 1997, the Company determines that there is no reasonable likelihood that the Rainbow Consummation will occur by December 30, 1997, the Company shall have the right, but not the obligation, prior to December 30, 1997, to make an Offer to Purchase all Outstanding Securities, at the same price, and on the same terms, as the Offer to Purchase required by paragraph (c)(i) above of this Section 10.21 provided that the Company makes a concurrent Offer with respect to the Senior Discount Notes, and, in such event, on the Purchase Date for such Offer to Purchase, the Trustee shall direct the Deposit Agent to transfer the Deposit Funds and other Collateral to the Trustee (acting as Paying Agent for the Company) to fund the purchase of Securities pursuant thereto. If the Company makes such an Offer to Purchase, then, notwithstanding anything to the contrary contained herein, the Company shall not be obligated to make an Offer to Purchase upon the occurrence of a Deposit Event, provided that the Company purchases all Securities tendered pursuant to such earlier Offer to Purchase on or before March 31, 1998.

               (d) If a Deposit Event occurs, the Deposit Agent will transfer the Deposit Funds and other Collateral to the Trustee (acting as Paying Agent for the Company) in accordance with the Deposit Agreement to fund the repurchase of Securities pursuant to an Offer to Purchase required by section 10.21(c)(i). The Company shall direct the Trustee to, within five Business Days of the receipt thereof, transfer all such Deposit Funds and other Collateral, into an irrevocable trust for the sole and exclusive benefit of the Holders of Securities with the Company only entitled to any residual after all Securities that are tendered are purchased at the Purchase Price.

               (e) If, on or before December 30, 1997, the Company delivers to the Trustee an Officers' Certificate certifying that the Rainbow Consummation has occurred or will occur immediately upon release of the Deposit Funds, the Trustee shall authorize the Deposit Agent to release all Deposit Funds and other Collateral in the Deposit Account to the Company.

               (f) Pending release of the Deposit Funds as provided in the Deposit Agreement, the Deposit Funds will be invested in Marketable Securities (as defined in the Deposit Agreement) as specifically directed in writing by the Company. Any interest or other profit resulting from such investment will be deposited in the Deposit Account.

               (g) Upon the purchase by the Company of all Securities tendered pursuant to an Offer to Purchase made pursuant to Section 10.21(c), or the setting aside after acceptance by the Company of all Securities tendered pursuant to such Offer to Purchase by the Trustee, as applicable, of all Deposit Funds and other Collateral in the Deposit Account necessary to purchase such Securities and pay any related expenses pursuant to an irrevocable trust for the sole and exclusive benefit of the Holders, any amounts remaining in the Deposit Account and not so set aside shall promptly be released to the Company.

SECTION 10.22  Waiver of Certain Covenants.
               ---------------------------

               The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 8.1, provided pursuant to Section 9.1(2) and set forth in Sections 10.4 to 10.12 and 10.15 to 10.18, inclusive, if before the time for such compliance the Holders of at least a majority in principal amount at maturity of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect; provided, however, with respect to an Offer as
                                 --------  -------
to which an Offer to Purchase has been mailed, no such waiver may be made or shall be effective against any Holder tendering Securities pursuant to such Offer, and the

Company may not omit to comply with the terms of such Offer as to such Holder.

               Notwithstanding anything set forth in this Indenture to the contrary, if no Default shall have occurred and be continuing on any day when the Securities are rated by both Moody's and S&P in one of its generic rating categories which signifies investment grade (which at the date of this Indenture are the four highest rating categories (within which there are sub-categories indicating relative standing)), the limitations set forth in Sections 10.4 to
10.11 and 10.14 to 10.18, inclusive and clause (c) in Section 8.1 shall no longer be applicable.

                                   ARTICLE XI

                            Redemption of Securities

SECTION 11.1   Right of Redemption.
               -------------------

               The Securities may be redeemed at the election of the Company, in the amounts, at the times, at the Redemption Prices (together with any applicable accrued and unpaid interest to the Redemption Date), and subject to the conditions specified in the form of Security hereinafter set forth.

SECTION 11.2   Applicability of Article.
               ------------------------

               Redemption of Securities at the election of the Company, as permitted by this Indenture and the provisions of the Securities, shall be made in accordance with such provisions and this Article.

SECTION 11.3   Election to Redeem; Notice to Trustee.
               -------------------------------------

               The election of the Company to redeem any Securities pursuant to
Section 11.1, shall be evidenced by a Board Resolution. In the event of any redemption at the election of the Company pursuant to Section 11.1, the Company shall notify the Trustee, in case of a redemption of less than all the Securities, at least 60 days, and in the case of a redemption of all the Securities, at least 40 days, prior to the Redemption Date fixed by the Company (in each case, unless a shorter notice shall be satisfactory to the Trustee)of such Redemption Date and of the principal amount at maturity of Securities to be redeemed.

SECTION 11.4   Selection by Trustee of Securities to Be Redeemed.
               -------------------------------------------------

               In the event that less than all of the Securities are to be redeemed at any time, selection of such Securities for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed or, if the Securities are not then listed on a national securities exchange, on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate; provided, however, that Securities shall only be redeemable in amounts of $1,000 principal amount at maturity or an integral multiple of $1,000.

               The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount at maturity thereof to be redeemed.

               For all purposes of this Indenture and of the Securities, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount at maturity of such Securities which has been or is to be redeemed.

SECTION 11.5   Notice of Redemption.
               --------------------

               Notice of redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

               All notices of redemption shall identify the Securities to be redeemed (including, if used, CUSIP or CINS numbers) and shall state:

               (1)    the Redemption Date,

               (2)    the Redemption Price,

               (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amount at maturity) of the particular Securities to be redeemed,

               (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after such Redemption Date,

               (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

               (6) if the redemption is being made pursuant to the provisions of the Securities regarding a Public Equity Offering or a sale of Qualified Equity Interests of the Company to Strategic Equity Investors, a brief description of the transaction or transactions giving rise to such redemption, the nature and amount of Qualified Equity Interests sold by the Company thereto in such transaction or transactions, the aggregate purchase price thereof and the net cash proceeds therefrom available for such redemption, the date or dates on which such transaction or transactions were completed and the percentage of the aggregate principal amount at maturity of Outstanding Securities being redeemed.

               Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

SECTION 11.6   Deposit of Redemption Price.
               ---------------------------

               Prior to 1:00 p.m., New York City time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any applicable accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 11.7   Securities Payable on Redemption Date.
               -------------------------------------

               Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and any applicable accrued interest) such Securities shall not bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with any applicable accrued and unpaid interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on
--------  -------
or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more predecessor securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

               If any Security called for redemption in accordance with the election of the Company made pursuant to Section 11.1 shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.

SECTION 11.8   Securities Redeemed in Part.
               ---------------------------

               Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 10.2 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company and Finco shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount at maturity equal to and in exchange for the unredeemed portion of the principal amount at maturity of the Security so surrendered.

                                   ARTICLE XII

                       Defeasance and Covenant Defeasance

SECTION 12.1   Company's Option to Effect
               Defeasance or Covenant Defeasance.
               ---------------------------------

               The Company may elect, at its option at any time, to have Section
12.2 or Section 12.3 applied to the Outstanding Securities (as a whole and not in part) upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution.

SECTION 12.2   Defeasance and Discharge.
               ------------------------

               Upon the Company's exercise of its option to have this Section applied to the Outstanding Securities (as a whole and not in part), each of the Company and Finco shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 12.4 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company and Finco shall be deemed to have paid and discharged the entire Indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 12.4 and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Securities when payments are due, (2) the Company's obligations with respect to such Securities under Sections 3.4, 3.5, 3.6, 10.2 and 10.3, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option to have this Section applied to the Outstanding Securities (as a whole and not in part) notwithstanding the prior exercise of its option to have Section 12.3 applied to such Securities.

SECTION 12.3   Covenant Defeasance.
               -------------------

               Upon the Company's exercise of its option to have this Section applied to the Outstanding Securities (as a whole and not in part), (i) the Company shall be released from its obligations under Section 8.1(3), Sections
10.5 through 10.19, inclusive, and any covenant provided pursuant to Section 9.1(2) and (ii) the occurrence of any event specified in Section 5.1(3) (with respect to Section 8.1(3) and any of Sections 10.5 through 10.19, inclusive, and any such covenants provided pursuant to Section 9.1(2)), shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 12.4 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 5.1(3)), whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 12.4   Conditions to Defeasance
               or Covenant Defeasance.
               ----------------------

               The following shall be the conditions to the application of
Section 12.2 or Section 12.3 to the Outstanding Securities:

               (1) The Company or Finco shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 6.9 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or
        (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of, premium, if any, and any instalment of interest on such Securities on the respective Stated Maturities thereof, in accordance with the terms of this Indenture and such Securities. As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a) (2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

               (2) In the event of an election to have Section 12.2 apply to the Outstanding Securities, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or
        (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

               (3) In the event of an election to have Section 12.3 apply to the Outstanding Securities, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

               (4) No Default or Event of Default with respect to the Outstanding Securities shall have occurred and be continuing at the time of such deposit.

               (5) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest with respect to any securities of the Company.

               (6) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company or any Subsidiary is a party or by which it is bound.

               (7) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that (A) the trust funds will not be subject to any rights of holders of Indebtedness, including, without limitation, those arising under this Indenture, after the 121st day following the deposit and (B) after the 121st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

               (8) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of the Securities over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others.

               (9) No event or condition shall exist that would prevent the Company from making payments of the principal of, premium, if any, and interest on the Securities on the date of such deposit or at any time ending on the 121st day after the date of such deposit.

               (10) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent under this Indenture to either Defeasance or Covenant Defeasance, as the case may be, have been complied with.

SECTION 12.5   Deposited Money and U.S. Government
               Obligations to Be Held in Trust;
               Miscellaneous Provisions.
               ------------------------------------

               Subject to the provisions of the last paragraph of Section 10.3, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 12.6, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 12.4 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

               The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 12.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

               Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 12.4 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to the Outstanding Securities.

SECTION 12.6   Reinstatement.
               -------------

               If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining, or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 12.2 or 12.3 shall be revived and reinstated (commencing with the date such order or judgment becomes final and binding and not subject to further appeal) as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section
12.5 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company or Finco shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust. No action taken or omitted to be taken by the Company, Finco or any Subsidiary of the Company subsequent to compliance with the provisions of Section 12.4 hereof and prior to any order or judgment of a court or governmental authority described in the immediately preceding sentence shall cause an Event of Default under this Indenture (other than under Section 5.1(1) or 5.1(2) hereof), unless such order or judgment was obtained by or on behalf of, or with the cooperation of, the Company, Finco or a Subsidiary of the Company.

                                  ARTICLE XIII

                             COLLATERAL AND SECURITY

SECTION 13.1   Deposit Agreement.
               -----------------

               The due and punctual payment of the principal of and interest on the Securities when and as the same shall be due and payable on an Interest Payment Date, at maturity or by acceleration, and interest on the overdue principal of and interest (to the extent permitted by law), if any, on the Securities and performance of all other obligations of the Company to the Holders of Securities or the Trustee under this Indenture with respect to the Securities and the Securities, according to the terms hereunder or thereunder, shall be secured as provided in the Deposit Agreement which the Company, the Deposit Agent and the Trustee have entered into simultaneously with the execution of this Indenture. Upon the acceleration of the maturity of the Securities, the Trustee shall foreclose upon the Collateral. Each Holder of Securities, by its acceptance thereof, consents and agrees to the terms of the Deposit Agreement (including, without limitation, the provisions providing for foreclosure and disbursement of Collateral) as the same may be in effect or may be amended from time to time in accordance with its terms and authorizes and directs the Deposit Agent and the Trustee to enter into the Deposit Agreement and to perform their respective obligations and exercise their respective rights thereunder in accordance therewith. The Company shall deliver to the Trustee copies of the Deposit Agreement, and shall do or cause to be done all such acts and things as may be necessary or proper, or as may be required by the provisions of the Deposit Agreement, to assure and confirm to the Trustee the security interest in the Collateral contemplated by the Deposit Agreement or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture with respect to, and of, the Securities, according to the intent and purposes expressed in the Deposit Agreement. The Company shall take any and all actions reasonably required to cause the Deposit Agreement to create and maintain (to the extent possible under applicable law) as security for the obligations of the Company hereunder, a valid and enforceable perfected first priority Lien in and on all the Collateral, in favor of the Trustee for the benefit of the Holders of Securities, superior to and prior to the rights of all third Persons and subject to no other Liens. The Trustee shall have no responsibility for perfecting or maintaining the perfection of the Trustee's security interest in the Collateral or for filing any instrument, document or notice in any public office at any time or times.

SECTION 13.2   Recording and Opinions.
               ----------------------

               The Company shall furnish to the Trustee simultaneously with the execution and delivery of this Indenture an Opinion of Counsel substantially in the form of Exhibit E hereto.

SECTION 13.3   Release of Collateral.
               ---------------------

               (a) Subject to subsections (b), (c) and (d) of this Section 13.3, Collateral may be released from the Lien and security interest created by the Deposit Agreement only in accordance with the provisions of the Deposit Agreement.

               (b) Except to the extent that any Lien on proceeds of Collateral is automatically released by operation of Section 9-306 of the Uniform Commercial Code or other similar law, no Collateral shall be released from the Lien and security interest created by the Deposit Agreement pursuant to the provisions of the Deposit Agreement, other than to the Holders pursuant to the terms thereof, unless there shall have been delivered to the Trustee the certificate required by Section 13.3(d) and Section 13.4.

               (c) At any time when an Event of Default shall have occurred and be continuing and the maturity of the Securities shall have been accelerated (whether by declaration or otherwise), no Collateral shall be released pursuant to the provisions of the Deposit Agreement, and no release of Collateral in contravention of this Section 13.3(c) shall be effective as against the Holders of Securities, except for the disbursement of all Deposit Funds (as defined in the Deposit Agreement) and other Collateral to the Trustee pursuant to section 6(b) of the Deposit Agreement.

               (d) The release of any Collateral from the Liens and security interests created by this Indenture and the Deposit Agreement shall not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Collateral is released pursuant to the terms of the Deposit Agreement. To the extent applicable, the Company shall cause TIA ss. 314(d) relating to the release of property or securities from the Lien and security interest of the Deposit Agreement to be complied with. Any certificate or opinion required by TIA ss. 314(d) may be made by an officer of the Company except in cases where TIA ss. 314(d) requires that such certificate or opinion be made by an independent Person, which Person shall be an independent engineer, appraiser or other expert selected or approved by the Trustee in the exercise of reasonable care.

SECTION 13.4   Certificates of the Company.
               ---------------------------

               The Company shall furnish to the Trustee, prior to any proposed release of Collateral other than pursuant to the express terms of the Deposit Agreement, (i) all documents required by TIA ss. 314(d) and (ii) an Opinion of Counsel, which may be rendered by internal counsel to the Company, to the effect that such accompanying documents constitute all documents required by TIA ss. 314(d). The Trustee may, to the extent permitted by Section 6.1 and Section 6.3, accept as conclusive evidence of compliance with the foregoing provisions the appropriate statements contained in such documents and such Opinion of Counsel.

SECTION 13.5   Authorization of Actions
               to be Taken by the Trustee
               Under the Deposit Agreement.
               ---------------------------

               Subject to the provisions of Section 6.1 and 6.3, the Trustee may, without the consent of the Holders of Securities, on behalf of the Holders of Securities, take all actions it deems necessary or appropriate in order to
(a) enforce any of the terms of the Deposit Agreement and (b) collect and receive any and all amounts payable in respect of the obligations of the Company hereunder. The Trustee shall have power to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts that may be unlawful or in violation of the Deposit Agreement or this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the Holders of Securities in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interests of the Holders of Securities or of the Trustee).

SECTION 13.6   Authorization of Receipt of Funds by the Trustee
               Under the Deposit Agreement.
               ------------------------------------------------

               The Trustee is authorized to receive any funds for the benefit of the Holders of Securities disbursed under the Deposit Agreement, and to make further distributions of such funds to the Holders of Securities according to the provisions of this Indenture.

SECTION 13.7   Termination of Security Interest.
               --------------------------------

               Upon the earliest to occur of (i) the date upon which the balance of Deposit Funds and other Collateral shall have been reduced to zero, (ii) the payment in full of all obligations of the Company under this Indenture and the Securities, (iii) legal defeasance pursuant to section 12.2 and (iv) covenant defeasance pursuant to Section 12.3, the Trustee shall, at the written request of the company, release the Liens pursuant to this Indenture and the Deposit Agreement upon the Company's compliance with the provisions of the TIA pertaining to release of collateral.

                                -------------------


               This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and attested as of the day and year first above written.

                                    FOX/LIBERTY NETWORKS, LLC

                                    By:  /s/ Jeff Shell
                                       -----------------------------
                                       Name:  Jeff Shell
                                       Title: Senior Vice President,
                                                 Finance

Attest:

/s/ Andy Hubsch
---------------------
                                    FLN FINANCE, INC.

                                    By:  /s/ Jeff Shell
                                       -------------------------------
                                       Name:  Jeff Shell
                                       Title: Senior Vice President,
                                                 Finance

Attest:

/s/ Andy Hubsch
-----------------------
                                    The Bank of New York,
                                   as Trustee

                                    By:  /s/ Denise Leonard
                                       --------------------------------
                                       Name:  Denise Leonard
                                       Title: Assistant Treasurer

                                                                  EXHIBIT B-1
                                                                  -----------

                                    [FORM OF SECURITY]

               THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 904 OF REGULATION S,
(2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(K) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY OR ANY PREDECESSOR OF THIS SECURITY AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-US PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND
(3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY, THE TRUSTEE, THE TRANSFER AGENT AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES"

                                          B-1-1

AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                           Fox/Liberty Networks, LLC

                               FLN Finance, Inc.

                9-3/4% Senior Discount Note due 2007, Series A

No. __________                                                        $________
                                                              CUSIP NO._______

               Fox/Liberty Networks, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), and FLN Finance, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called "Finco," which term included any successor Person under the Indenture hereinafter referred to), for value received, hereby jointly and severally promise to pay to or registered assigns, the principal sum of ___________________ Dollars (or, if the Cash Interest Election has been made, the Accreted Value of this Security as of the Cash Interest Election Date) on August 15, 2007 and to pay cash interest thereon semi-annually on February 15 and August 15 in each year, commencing on the earlier of February 15, 2003 and the February 15 or August 15 immediately after the Cash Interest Election Date (if any) at the rate of 9-3/4% per annum, until the principal hereof is paid or duly provided for, provided that any principal and premium, and any such instalment of interest,
--------
which is overdue shall bear interest at the rate of 9-3/4% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or duly provided for. Cash interest on the Securities will not accrue until the earlier of the Cash Interest Election Date or August 15, 2002. The interest so payable and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted

                                          B-1-2

Interest to be fixed by the Trustee, notice whereof shall be given to Holders of securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

               Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the
                                                --------  -------
option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

               Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                                          B-1-3

               IN WITNESS WHEREOF, the Company and FLN Finance, Inc. have each caused this instrument to be duly executed and attested.

Attest:                             Fox/Liberty Networks, LLC

_____________________               By:     ______________________
Title:                                      Title:

Attest:                             FLN Finance, Inc.

_____________________               By:  ______________________
Title:                                   Title:

Trustee's Certificate of Authentication
---------------------------------------

               This is one of the Securities referred to in the within-mentioned Indenture.

                                    The Bank of New York,
                                   as Trustee

Dated:                              By _________________________
                                            Authorized Signatory

                          Form of Reverse of Security
                          ---------------------------

               This Security is one of a duly authorized issue of Securities of the Company and Finco designated as 9-3/4% Senior Discount Notes due 2007, Series A (herein called the "Initial Securities"), limited in aggregate principal amount at maturity to $405,000,000 issued and to be issued under an Indenture, dated as of August 25, 1997 (herein called the "Indenture," which term shall have the meaning assigned to it in such instrument), among the Company, Finco and The Bank of New York, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, Finco, the Trustee and the Holders of the

                                          B-1-4

Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities include the Initial Securities, the Private Exchange Securities and the Unrestricted Securities (including the Exchange Securities referred to below), issued in exchange for the Initial Securities pursuant to the Registration Rights Agreement. The Initial Securities, the Private Exchange Securities and the Unrestricted Securities are treated as a single class of securities under the Indenture.

               The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 7aaa - 77bbbb (the "TIA")), as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of such terms.

               This Security is redeemable at the option of the Company, in whole or in part, at any time on or after August 15, 2002, at the Redemption Prices (expressed as percentages of principal amount at maturity) set forth below, plus accrued and unpaid interest, if any, to the Redemption Date, if redeemed during the 12-month period beginning August 15 of the years indicated below:

                                                                Redemption
          Year                                                    Price
          ----                                                   ---------
          2002    ....................................            104.875%
          2003    ....................................            103.250%
          2004    ....................................            101.625%
          2005 and thereafter.........................         100%


               In addition, at any time, or from time to time, on or prior to, August 15, 2000, the Company may, at its option, use the net cash proceeds of
(a) one or more Public Equity Offerings or (b) sales of Qualified Equity Interests to Strategic Equity Investors to redeem up to an aggregate of 35% of the principal amount at maturity of the Securities originally issued, at a redemption price equal to 109-3/4% of the Accreted Value thereof or, if a Cash Interest election has been made, 109-3/4% of the principal amount at maturity thereof plus accrued and unpaid interest, if any, to the Redemption Date; provided that at least $263,250,000 in aggregate principal face amount at maturity of Securities remains outstanding immediately after the occurrence of such redemption. In order to effect the foregoing redemption with the proceeds of any Public Equity Offering or sale of Qualified Equity Interests to

                                          B-1-5

Strategic Equity Investors, the Company shall send the redemption notice not later than 60 days after the consummation of such Public Equity Offering or sale of Qualified Equity Interests to Strategic Equity Investors.

               The Securities are not subject to any sinking fund.

               The Indenture provides that the Company is obligated (a) upon the occurrence of a Change in Control, to make an offer to purchase all outstanding Securities at a purchase price of 101% of the Accreted Value on the Change of Control Purchase Date, unless the Change of Control Purchase Date is on or after the earlier to occur of August 15, 2002 and the Cash Interest Election Date, in which case such purchase price shall be equal to 101% of the aggregate principal amount at maturity thereof, plus accrued and unpaid interest, if any, to the date of purchase, (b) to make an offer to purchase Securities with a portion of the net cash proceeds of certain sales or other dispositions of assets at a purchase price of 100% of the Accreted Value on the Purchase Date, unless the Purchase Date is on or after the earlier to occur of August 15, 2002 and the Cash Interest Election Date, in which case such purchase price shall be equal to 100% of the principal amount at maturity thereof plus accrued and unpaid interest, if any, to the date of purchase and (c) to make an offer to purchase all outstanding Securities if the Rainbow Consummation has not occurred prior to December 30, 1997 at a purchase price of 100% of the Accreted Value on the Purchase Date, unless the Purchase Date is on or after the earlier to occur of August 15, 2002 and the Cash Interest Election Date, in which case such purchase price shall be equal to 100% of the principal amount at maturity thereof plus accrued and unpaid interest, if any, to the date of purchase.

               In the event of redemption or purchase of this Security in part only pursuant to a Change of Control Offer or an Asset Sale Offer or a Deposit Offer, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

               The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

               If an Event of Default shall occur and be continuing, there may be declared due and payable the Default Amount on all of the outstanding Securities, in the manner and with the effect provided in the Indenture.

                                          B-1-6

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and Finco and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount at maturity of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount at maturity at Stated Maturity of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company and Finco with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

               As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount at maturity of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount at maturity of Securities at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding for 15 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of redemption, on or after the Redemption Date or, in the case of any purchase of this Security required to be made pursuant to a Change of Control Offer or an Asset Sale Offer or a Deposit Offer, on or after the relevant purchase date).

               No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any)

                                          B-1-7
and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

               As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount at maturity, will be issued to the designated transferee or transferees.

               This Security is issuable only in registered form without coupons in denominations of $1,000 principal amount at maturity and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount at maturity of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

               No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               Prior to due presentment of this Security for registration of transfer, the Company, Finco, the Trustee and any agent of the Company, Finco, or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, Finco, the Trustee nor any such agent shall be affected by notice to the contrary.

               Pursuant to the Registration Rights Agreement by and among the Company, Finco and the Initial Purchasers, the Company and Finco will be obligated to consummate an exchange offer pursuant to which the Holder of this Security shall have the right to exchange this Security for 9-3/4% Senior Discount Notes due 2007, Series B, of the Company and Finco (herein called the "Exchange Securities"), which have been registered under the Securities Act, in like principal amount at maturity and having identical terms as the Initial Securities (other than as set forth in this paragraph). The Holders of Initial Securities shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to

                                          B-1-8
and in accordance with the terms of the Registration Rights Agreement.

               Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

               All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

               The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

                                          B-1-9

                                      ASSIGNMENT FORM

If you, the Holder, want to assign this Security, fill in the form below and have your signature guaranteed:

I (or we) assign and transfer this Security to

-------------------------------------------------------------------------------

(Insert assignee's social security or tax ID number)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

(Print or type assignee's name, address and zip code) and irrevocably appoint

-------------------------------------------------------------------------------


agent to transfer this Security on the books of the Company.
The agent may substitute another to act for such agent.

               In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration settlement under the Securities Act of 1933, as amended (the "Securities Act"), covering resales of this Security (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) the date two years (or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision thereunder) after the later of the original issuance date appearing on the face of this Security (or any predecessor thereto) or the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor thereto), the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that:

                                        [Check One]
                                        -----------

[   ]          (a)    this Security is being transferred in compli-
                      ance with the exemption from registration under the Securities Act provided by Rule 144A there-under.

[   ]          (b)    this Security is being transferred other than
                      in accordance with (a) above and documents, including a transferor certificate substantial-

                                          B-1-10
                      ly in the form of Exhibit D to the Indenture in the case
                                        ---------
                      of a transfer pursuant to Regulation S, are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked and, in the case of (b) above, if the appropriate document is not attached or otherwise furnished to the Trustee, the Trustee or Registrar shall not be obliged to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 3.14 of the Indenture shall have been satisfied.

-------------------------------------------------------------------------------


Date: ________ Your signature __________________________
                              (Sign exactly as your name ap-
                              pears on the other side of this
                              Security)

                              By: ______________________
                                  NOTICE: To be executed
                                  by an executive officer

Signature Guarantee: _____________________________

        TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED

               The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A (including the information specified in Rule 144A(d)(4)) or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: _________                    ______________________________
                                    NOTICE: To be executed by an
                                            executive officer

                                          B-1-11

                            OPTION OF HOLDER TO ELECT PURCHASE

               If you want to elect to have this Security purchased in its entirety by the Company pursuant to Section 10.13, 10.14 or 10.21 of the Indenture, check the box:

                      [ ]

               If you want to elect to have only a part of the principal amount at maturity of this Security purchased by the Company pursuant to Section 10.13,
10.14 or 10.21 of the Indenture, state the portion of such amount:
$_____________

Dated:                              Your Signature:______________________
                                    (Sign exactly as name appears on the
                                    other side of this Security)

Signature Guarantee: ________________________________
                     (Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP") or such other signature guarantee program as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                          B-1-12

                           Fox/Liberty Networks, LLC

                               FLN Finance, Inc.

                        9-3/4% Senior Discount Note due 2007, Series B

No. __________                                                     $________
                                                            CUSIP NO._______

               Fox/Liberty Networks, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), and FLN Finance, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called "Finco," which term included any successor Person under the Indenture hereinafter referred to), for value received, hereby jointly and severally promise to pay to or registered assigns, the principal sum of ___________________ Dollars (or, if the Cash Interest Election has been made, the Accreted Value of this Security as of the Cash Interest Election Date) on August 15, 2007 and to pay cash interest thereon semi-annually on February 15 and August 15 in each year, commencing on the earlier of February 15, 2003 and the February 15 or August 15 immediately after the Cash Interest Election Date (if any), at the rate of 9-3/4% per annum, until the principal hereof is paid or duly provided for, provided that any
                                                         --------
principal and premium, and any such instalment of interest, which is overdue shall bear interest at the rate of 9-3/4% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or duly provided for. The interest so payable and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and

                                          B-2-1
upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

               Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the
                                                --------  -------
option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

               Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                                          B-2-2

               IN WITNESS WHEREOF, the Company and FLN Finance, Inc. have each caused this instrument to be duly executed and attested.

Attest:                             Fox/Liberty Networks, LLC

_____________________               By:     ______________________
Title:                                      Title:

Attest:                             FLN Finance, Inc.

_____________________               By:  ______________________
Title:                                   Title:

Trustee's Certificate of Authentication
---------------------------------------

               This is one of the Securities referred to in the within-mentioned Indenture.

                                    The Bank of New York,
                                    as Trustee

Dated:                              By _________________________
                                            Authorized Signatory

                          Form of Reverse of Security
                          ---------------------------

               This Security is one of a duly authorized issue of Securities of the Company and Finco designated as 9-3/4% Senior Discount Notes due 2007, Series B (herein called the "Initial Securities"), limited in aggregate principal amount at maturity to $405,000,000 issued and to be issued under an Indenture, dated as of August 25, 1997 (herein called the "Indenture," which term shall have the meaning assigned to it in such instrument), among the Company, Finco and The Bank of New York, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, Finco, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and

                                          B-2-3
are to be, authenticated and delivered. The Securities include the Initial Securities, the Private Exchange Securities and the Unrestricted Securities (including the Exchange Securities), issued in exchange for the Initial Securities pursuant to the Registration Rights Agreement. The Initial Securities, the Private Exchange Securities and the Unrestricted Securities are treated as a single class of securities under the Indenture.

               The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 7aaa - 77bbbb (the "TIA")), as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of such terms.

               This Security is redeemable at the option of the Company, in whole or in part, at any time on or after August 15, 2002, at the Redemption Prices (expressed as percentages of principal amount at maturity) set forth below, plus accrued and unpaid interest, if any, to the Redemption Date, if redeemed during the 12-month period beginning August 15 of the years indicated below:

                                                              Redemption
          Year                                                  Price
          ----                                                -----------
          2002    ....................................        104.875%
          2003    ....................................        103.250%
          2004    ....................................        101.625%
          2005 and thereafter.........................        100%


               In addition, at any time, or from time to time, on or prior to August 15, 2000, the Company may, at its option, use the net cash proceeds of
(a) one or more Public Equity Offerings or (b) sales of Qualified Equity Interests to Strategic Equity Investors to redeem up to an aggregate of 35% of the principal amount at maturity of the Securities originally issued, at a redemption price equal to 109-3/4% of the Accreted Value thereof or, if a Cash Interest election has been made, 109-3/4% of the principal amount at maturity thereof plus accrued and unpaid interest, if any, to the Redemption Date; provided that at least $263,250,000 in aggregate principal face amount at maturity of Securities remains outstanding immediately after the occurrence of such redemption. In order to effect the foregoing redemption with the proceeds of any Public Equity Offering or sale of Qualified Equity Interests to Strategic Equity Investors, the Company shall send the redemp-

                                          B-2-4
tion notice not later than 60 days after the consummation of such Public Equity Offering or sale of Qualified Equity Interests to Strategic Equity Investors.

               The Securities are not subject to any sinking fund.

               The Indenture provides that the Company is obligated (a) upon the occurrence of a Change in Control, to make an offer to purchase all outstanding Securities at a purchase price of 101% of the Accreted Value on the Change of Control Purchase Date, unless the Change of Control Purchase Date is on or after the earlier to occur of August 15, 2002 and the Cash Interest Election Date, in which case such purchase price shall be equal to 101% of the aggregate principal amount at maturity thereof, plus accrued and unpaid interest, if any, to the date of purchase, (b) to make an offer to purchase Securities with a portion of the net cash proceeds of certain sales or other dispositions of assets at a purchase price of 100% of the Accreted Value on the Purchase Date, unless the Purchase Date is on or after the earlier to occur of August 15, 2002 and the Cash Interest Election Date, in which case such purchase price shall be equal to 100% of the principal amount at maturity thereof plus accrued and unpaid interest, if any, to the date of purchase and (c) to make an offer to purchase all outstanding Securities if the Rainbow Consummation has not occurred prior to December 30, 1997 at a purchase price of 100% of the Accreted Value on the Purchase Date, unless the Purchase Date is on or after the earlier to occur of August 15, 2002 and the Cash Interest Election Date, in which case such purchase price shall be equal to 100% of the principal amount at maturity thereof plus accrued and unpaid interest, if any, to the date of purchase.

               In the event of redemption or purchase of this Security in part only pursuant to a Change of Control Offer or an Asset Sale Offer or a Deposit Offer, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

               The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

               If an Event of Default shall occur and be continuing, there may be declared due and payable the Default Amount on all of the outstanding Securities, in the manner and with the effect provided in the Indenture.

                                          B-2-5

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and Finco and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount at maturity of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount at maturity at Stated Maturity of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company and Finco with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

               As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount at maturity of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount at maturity of Securities at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding for 15 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of redemption, on or after the Redemption Date or, in the case of any purchase of this Security required to be made pursuant to a Change of Control Offer or an Asset Sale Offer or a Deposit Offer, on or after the relevant purchase date).

               No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any)

                                          B-2-6
and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

               As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount at maturity, will be issued to the designated transferee or transferees.

               This Security is issuable only in registered form without coupons in denominations of $1,000 principal amount at maturity and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount at maturity of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

               No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               Prior to due presentment of this Security for registration of transfer, the Company, Finco, the Trustee and any agent of the Company , Finco or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, Finco, the Trustee nor any such agent shall be affected by notice to the contrary.

               Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

               All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

               The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

                                          B-2-7

                                ASSIGNMENT FORM

If you, the Holder, want to assign this Security, fill in the form below and have your signature guaranteed:

I (or we) assign and transfer this Security to

-------------------------------------------------------------------------------

(Insert assignee's social security or tax ID number)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


(Print or type assignee's name, address and zip code) and irrevocably appoint

--------------------------------------------------------------------------------


agent to transfer this Security on the books of the Company.
The agent may substitute another to act for such agent.

Date: ________ Your signature ________________________________________
                                            (Sign exactly as your name ap-
                                            pears on the other side of this
                                            Security)

                                            By: ______________________
                                                NOTICE: To be executed
                                                by an executive officer

Signature Guarantee: _____________________________

                                          B-2-8

                            OPTION OF HOLDER TO ELECT PURCHASE

               If you want to elect to have this Security purchased in its entirety by the Company pursuant to Section 10.13, 10.14 or 10.21 of the Indenture, check the box:

                      [ ]

               If you want to elect to have only a part of the principal amount at maturity of this Security purchased by the Company pursuant to Section 10.13,
10.14 or 10.21 of the Indenture, state the portion of such amount:
$_____________

Dated:                              Your Signature:_______________________
                                    (Sign exactly as name appears on the
                                    other side of this Security)

Signature Guarantee: ________________________________
                    (Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP") or such other signature guarantee program as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                          B-2-9

                                                                      EXHIBIT C
                                                                      ---------

                   FORM OF LEGEND FOR BOOK-ENTRY SECURITIES

               Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

               THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE O THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

               UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                                   EXHIBIT D
                                                                   ---------

                      Form of Certificate To Be Delivered
                         in Connection with Transfers
                           Pursuant to Regulation S
                      -----------------------------------

New York, New York
Attention: Corporate Trustee Administration

               Re:    Fox/Liberty Networks, LLC (the "Company")
                      Senior Discount Notes due 2007 (the "Securi-
                      ties")
                      ---------------------------------------------

Ladies and Gentlemen:

               In connection with our proposed sale of $____________ aggregate principal amount at maturity of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we
                                         --------------
represent that:

               (1) the offer of the Securities was not made to a Person in the United States;

               (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any Person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market described in Rule 902(a) of Regulation S and neither we nor any Person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

               (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

               (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

               (5) we have advised the transferee of the transfer restrictions applicable to the Securities;

               (6) if the circumstances set forth in rule 904(c) under the Securities Act are applicable, we have complied with the additional conditions therein, including (if applicable) sending a confirmation or other notice stating that the Securities may be offered and sold during the restricted period specified in Rule 903(c)(2) or (3), as applicable, only in accordance with the provisions of Regulation S; pursuant to registration of the Securities under the Securities Act; or pursuant to another available exemption from the registration requirements under the Securities Act; and

               (7) if the sale is made during a restricted period and the provisions of Rule 903(c)(3) are applicable thereto, we confirm that such sale has been made in accordance with such provisions.

               You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                    Very truly yours,
                                    [Name of Transferor]

                                    By: ______________________
                                            Authorized Signature

                                           D-2